Bridget A. Macaskill
President and
Chief Executive Officer                      OppenheimerFunds, Inc.
                                             Two World Trade Center, 34th Floor
                                             New York, NY 10048-0203
                                             800 525-7048

                                             April 20th, 1998

Dear Oppenheimer Quest Officers Value Fund Shareholder:

      One of the things we pride ourselves on at OppenheimerFunds, Inc. is our commitment to searching for new investment opportunities for our shareholders. I am writing to you today to let you know about one of those opportunities -- a positive change that has been proposed for Oppenheimer Quest Officers Value Fund.

      After careful consideration, the Board of Trustees concluded that it would be in the best interest of shareholders of Oppenheimer Quest Officers Value Fund to reorganize into another Oppenheimer Quest fund, Oppenheimer Quest Value Fund, Inc. A shareholder meeting has been scheduled for June 9th, and all Oppenheimer Quest Officers Value Fund shareholders of record on April 1st are being asked to vote either in person or by proxy. Enclosed, you will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, an Oppenheimer Quest Value Fund, Inc. prospectus and a postage-paid return envelope for your use.

Why does the Board of Trustees recommend this reorganization? The Trustees considered that the Funds have the same investment objective and employ substantially similar investment techniques and strategies. Pursuant to the reorganization, shareholders of Oppenheimer Quest Officers Value Fund would be invested in a comparable fund with a substantially larger asset base over $1.3 billion in assets - and would likely incur lower transfer agency and other non-management and distribution expenses. The Trustees considered the future viability of Officers Fund due to its small size - under $8 million in assets - and that its prospects for increasing its asset base to achieve efficiencies of scale is uncertain due to, among other things, below-average performance. The reorganization would be implemented without sales charges and is expected to be a tax-free reorganization. The enclosed proxy statement contains further discussion.

How do you vote?
      No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for Officers Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

      If you have any questions about the proposal, please feel free to contact your financial advisor, or call us at 1-800-525-7048.

      As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.
                                                      Sincerely,
                                                      [BAM signature]
Enclosures


hoff\298-qof.wpd

                      OPPENHEIMER QUEST OFFICERS VALUE FUND
             Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 9, 1998

To the Shareholders of Oppenheimer Quest Officers Value Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Quest Officers Value Fund ("Officers Fund"), a series of Oppenheimer Quest For Value Funds (the "Trust"), a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on June 9, 1998, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between the Trust, on behalf of Officers Fund, and Oppenheimer Quest Value Fund, Inc. ("Value Fund"), and the transactions contemplated thereby, including the transfer of substantially all the assets of Officers Fund to Value Fund in exchange for Class A shares of Value Fund, the distribution of such Class A shares of Value Fund to the Class A shareholders of Officers Fund in complete liquidation of Officers Fund and the cancellation of the outstanding shares of Officers Fund (the "Proposal").

2. To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on April 1, 1998 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Trust's Board of Trustees recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

April 6, 1998
-----------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                    Oppenheimer Quest Officers Value Fund
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                               PROXY STATEMENT

                      Oppenheimer Quest Value Fund, Inc.
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                                  PROSPECTUS

This Proxy Statement of Oppenheimer Quest Officers Value Fund ("Officers Fund") relates to the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between Oppenheimer Quest For Value Funds (the "Trust"), on behalf of its series, Officers Fund, and Oppenheimer Quest Value Fund, Inc.("Value Fund"). This Proxy Statement also constitutes a Prospectus of Value Fund included in a Registration Statement on Form N-14 (the "Registration Statement") filed by Value Fund with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of Class A shares of Value Fund to be offered to the shareholders of Officers Fund pursuant to the Reorganization Agreement. Officers Fund is located at Two World Trade Center, New York, New York 10048-0203 (telephone 1-800-525-7048).

This Proxy Statement and Prospectus sets forth concisely information about Value Fund and the Reorganization that shareholders of Officers Fund should know before voting on the Reorganization. A copy of the Prospectus for Value Fund, dated February 27, 1998, is enclosed and incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services, the transfer and shareholder servicing agent for Value Fund and Officers Fund (the "Transfer Agent"), at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for Officers Fund, dated January 26, 1998; and (ii) a Statement of Additional Information about Officers Fund, dated January 26, 1998 (the "Officers Fund Additional Statement"). The following documents have been filed with the SEC, are incorporated herein by reference and are available without charge upon written request to the Transfer Agent or by calling the toll-free number shown above: (i) a Prospectus for Value Fund, dated February 27, 1998; and (ii) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Additional Statement"), dated April 6, 1998 and filed as part of the Registration Statement, which Additional Statement includes, among other things, the Prospectus for Officers Fund, the Officers Fund Additional Statement and a Statement of Additional Information about Value Fund, dated February 27, 1998 (the "Value Fund Additional Statement") which contains more detailed information about Value Fund and its management.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated April 6, 1998.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS
                                                                       Page
Introduction............................................................1
   General..............................................................1
   Record Date; Vote Required; Share Information........................2
   Proxies..............................................................3
   Costs of the Solicitation and the Reorganization.....................3
Comparative Fee Tables..................................................4
Synopsis................................................................7
   Purpose of the Meeting...............................................7
   Parties to the Reorganization........................................7
   The Reorganization      .............................................7
   Reasons for the Reorganization.......................................8
   Tax Consequences of the Reorganization...............................8
   Investment Objectives and Policies...................................8
   Investment Advisory and Distribution and Service Plan Fees...........9
   Purchases, Exchanges and Redemptions................................10
Principal Risk Factors.................................................11
Approval of the Reorganization (The Proposal)..........................13
   Reasons for the Reorganization......................................13
   The Reorganization..................................................15
   Tax Aspects of the Reorganization...................................15
   Capitalization Table (Unaudited)....................................17
Comparison Between Officers Fund and Value Fund........................18
   Investment Objectives and Policies..................................18
   Investment Restrictions.............................................22
   Description of Brokerage Practices..................................24
   Expense Ratios and Performance......................................25
   Shareholder Services................................................26
   Rights of Shareholders..............................................27
   Organization and History............................................28
   Management and Distribution Arrangements............................28
   Purchase of Additional Shares.......................................31
   Dividends and Distributions.........................................31
Method of Carrying Out the Reorganization .............................31
Additional Information.................................................33
   Financial Information...............................................33
   Public Information..................................................33
Other Business.........................................................34
Exhibit A - Agreement and Plan of Reorganization by and between
Oppenheimer Quest For Value Funds, on behalf of Oppenheimer Quest
Officers Value Fund, and Oppenheimer Quest Value Fund, Inc. ..........A-1
Enclosure - Prospectus of Oppenheimer Quest Value Fund, Inc. dated February 27, 1998.

                    Oppenheimer Quest Officers Value Fund
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                               PROXY STATEMENT

                      Oppenheimer Quest Value Fund, Inc.
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                                  PROSPECTUS

            Special Meeting of Shareholders to be held June 9, 1998

                                 INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Quest Officers Value Fund ("Officers Fund"), a series of Oppenheimer Quest For Value Funds (the "Trust"), a registered management investment company, in connection with the solicitation by the Board of Trustees of the Trust (the "Board") of proxies to be used at the Special Meeting of Shareholders of Officers Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on June 9, 1998, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about April 20, 1998.

At the Meeting, shareholders of Officers Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Trust, on behalf of Officers Fund, and Oppenheimer Quest Value Fund, Inc. ("Value Fund"), and the transactions contemplated thereby (the "Reorganization"), including the transfer of substantially all the assets of Officers Fund to Value Fund in exchange for Class A shares of Value Fund, the distribution of such Class A shares of Value Fund to the shareholders of Officers Fund in complete liquidation of Officers Fund and the cancellation of the outstanding shares of Officers Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each shareholder of Officers Fund will receive that number of Class A shares of Value Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of Officers Fund. This transaction has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes. See "Approval of the Reorganization".

Value Fund currently offers Class A, Class B, Class C and Class Y shares. Class A shares are generally sold with a sales charge imposed at the time of purchase; however certain purchases of Class A shares aggregating $1 million or more ($500,000 or more as to purchases by certain retirement plans) are not subject to a sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 12 calendar months (18 calendar months if shares were purchased prior to May 1, 1997) of the date of purchase. Class B shares are sold without a front-end sales charge but may be subject to a CDSC if redeemed within six years of the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC if not held for one year. Class Y shares are offered at net asset value without sales charge only to certain institutional investors. As a result of the Reorganization, shareholders of Officers Fund will receive Class A shares of Value Fund and no sales charge will be imposed on the Value Fund Class A shares received by Officers Fund's shareholders in the Reorganization. Because Officers Fund has only Class A shares outstanding, Value Fund will not issue Class B, Class C or Class Y shares in the Reorganization. Accordingly, complete information on Class B, Class C and Class Y shares of Value Fund is not included in this Proxy Statement and Prospectus, and no offering of Class B, Class C or Class Y shares is made hereby. Additional information with respect to Value Fund and fees and expenses is set forth herein, in the Prospectus of Value Fund accompanying this Proxy Statement and Prospectus and in the Value Fund Statement of Additional Information ("Value Fund Additional Statement"), both of which are incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on April 1, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of a majority of the Class A shares of Officers Fund, represented in person or by proxy at the Meeting and entitled to vote at the Meeting, is required to approve the Reorganization. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Officers Fund will vote on the Reorganization. The vote of shareholders of Value Fund is not being solicited.

At the close of business on the Record Date, there were 478,480.793 Class A shares of Officers Fund issued and outstanding. Although Officers Fund is authorized to issue Class B and Class C shares, no such shares have been issued as of this date. At the close of business on the Record Date, there were 63,188,510.138 shares of Value Fund issued and outstanding, consisting of
38,844,991.597  Class A shares,  18,822,525.455  Class B  shares,  5,297,856.090
Class C shares and 223,136.996 Class Y shares. The presence in person or by proxy of the holders of a majority of the shares of Officers Fund constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Officers Fund, as of the Record Date, no person owned of record or beneficially 5% or more of its outstanding shares except for: (i) CIBC Oppenheimer Capital (Accumulation Plan Omnibus Account), Oppenheimer Tower, 1 World Financial Center, New York, New York 10281-1003 which owned of record 173,147.199 Class A shares (approximately 36.18% of the Class A shares then outstanding); and (ii) CIBC Oppenheimer Corp. (for the benefit of a customer), P.O. Box 3484, Church Street Station, New York, New York 10008-8484 which owned of record 25,177.418 Class B shares (approximately 5.26% of the Class B shares then outstanding). As of the Record Date, to the knowledge of Value Fund, no person owned of record or beneficially 5% or more of its outstanding shares except for: (i) Unified
Advisers  Inc.  (as  agent  for  Value  Fund),  429  N.   Pennsylvania   Street,
Indianapolis, Indiana 46204-1873 which owned of record 2,665,733.480 Class A shares (approximately 6.86% of the Class A shares then outstanding); (ii) Merrill Lynch Pierce Fenner & Smith (for the sole benefit of its customers), 4800 Deer Lake Drive E., Flr 3, Jacksonville, Florida 32246-6484 which owned of record 953,981.296 Class B shares (approximately 5.07% of the Class B shares then outstanding) and owned of record 623,103.488 Class C shares (approximately 11.75% of the Class C shares then outstanding); and (iii) Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts which owned of record 223,121.603 Class Y shares (approximately 99.95% of the Class Y shares then outstanding). Massachusetts Mutual Life Insurance Company is affiliated with the Manager, as described below. In addition, as of the

Record Date, the Trustees and officers of the Trust and the Directors and officers of Value Fund, in each case, owned less than 1% of the outstanding shares of Officers Fund and Value Fund, respectively.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the quorum, but will have the same effect as a vote "against" the Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Officers Fund at Two World Trade Center, New York, New York 10048-0203 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Officers Fund and is not expected to exceed $25,000. Any documents such as existing Prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Officers Fund or officers and employees of OppenheimerFunds Services, personally or by telephone or telegraph; any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Officers Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Officers Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Officers Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Officers Fund and Value Fund will bear equally the cost of the tax opinion. Any other out-of-pocket expenses of Officers Fund and Value Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Officers Fund and Value Fund, respectively, in the amounts so incurred by each.

                            COMPARATIVE FEE TABLES

Officers Fund and Value Fund each pay a variety of expenses for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in each fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following table is provided to help you compare the direct expenses of investing in Officers Fund with the direct expenses of investing in Value Fund. Pro forma transaction charges for the combined fund after giving effect to the Reorganization will be the same as the charges noted below for Value Fund.

Shareholder Transaction Expenses

                              Officers Fund                               Value Fund
                              Class A    Class B  Class C        Class A  Class B Class C  Class Y
                              Shares     Shares   Shares         Shares   Shares  Shares   Shares


Maximum Sales Charg           5.75%      None     None           5.75%     None   None      None
on Purchases (as
a % of
offering price)
------------------------------------------------------------------------------


Maximum
Deferred Sales                None(1)   5% in thee     1% if      None(1)   5% in the   1% if     None
Charge (as a %                          first year     shares               first year  shares are
of the lower                            declining      are                  declining   redeemed
of the original                         to 1% in       redeemed             to 1% in    within 12
purchase price                          the sixth      within 12            the sixth   months of
or redemption                           year and       months of            year and    purchase
proceeds)                               eliminated     purchase             eliminated
                                        thereafter                          thereafter
------------------------------------------------------------------------------


Maximum
Sales Charge on               None       None     None           None     None       None   None
Reinvested Dividends
------------------------------------------------------------------------------


Exchange Fee                  None       None     None           None     None       None   None
------------------------------------------------------------------------------


Redemption Fee                None       None     None           None     None       None   None

(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" in each fund's Prospectus) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares.


Expenses of Value Fund and Officers Fund; Pro Forma Expenses

The following tables are the operating expenses of Class A shares of Officers Fund and the operating expenses of Class A shares of Value Fund and are based on expenses for the funds' fiscal year ended October 31, 1997. All amounts shown are a percentage of net assets of Officers Fund and of Class A shares of Value Fund. Pro forma expenses for the surviving Value Fund after giving effect to the Reorganization do not differ from the fees indicated for Value Fund.

                                                      Value Fund and Pro Forma
                                 Officers Fund        Surviving Value Fund

                                 Class A              Class A

Management Fees                  0.66% (with waiver)  0.94%
12b-1 Plan Fees                  None (with waiver)   0.50%
Other Expenses                   0.63%                0.16%
Total Fund Operating
  Expenses                       1.29% (with waivers) 1.60%



The 12b-1 fees for shares of Officers Fund and Value Fund are service fees and asset-based sales charges. The service fees are a maximum of 0.25% of average annual net assets of Class A shares of each fund and the asset-based sales charge for Class A shares is 0.25% of average annual net assets of that class. The Management Fees, 12b-1 Plan Fees and Total Fund Operating Expenses for Officers Fund in the table above reflect fee waivers by the Manager and the Distributor that are currently in effect and are expected to be in effect for the current fiscal year. These fee waivers, which are described in "Investment Advisory and Distribution and Service Plan Fees", lowered Officers Fund's overall expense ratio. Without such fee waivers, Management Fees, 12b-1 Plan Fees and Total Fund Operating Expenses for Officers Fund would have been 1.00%, 0.50% and 2.13%, respectively.

Examples

To try and show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assume that you make a $1,000 investment in Class A shares of Officers Fund, Class A shares of Value Fund or Class A shares of the pro forma surviving Value Fund, and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

                              1 year      3 years     5 years     10 years

Oppenheimer Quest
Officers Value Fund
      Class A Shares*         $70         $ 96        $124        $204

Oppenheimer Quest
Value Fund, Inc. and Pro Forma
Surviving Fund
      Class A Shares*         $73         $105        $140        $237



* Expenses for Officers Fund and Value Fund include the Class A initial sales charge. Currently, only Class A shares of Officers Fund are offered and only to certain individuals and entities that qualify for a waiver of the Class A initial sales charge. The expenses in the table above for Officers Fund without giving effect to the Class A initial sales charge would be $13, $41, $71 and $156 for the 1 year, 3 years, 5 years and 10 years, respectively. Pro forma expenses for the surviving Value Fund after giving effect to the Reorganization do not differ from the fees indicated for Value Fund.

The examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the funds, all of which may be more or less than the amounts shown.

                                   SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Officers Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement which is Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Value Fund which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Purpose of the Meeting

At the Meeting, shareholders of Officers Fund will be asked to approve or disapprove the Reorganization.

Parties to the Reorganization

Oppenheimer Quest For Value Funds (the "Trust") was organized in April 1987 as a multi-series Massachusetts business trust and Officers Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company, with an unlimited number of authorized shares of beneficial interest. Value Fund is a diversified, open-end management investment company that was organized in August 1979 as a Maryland corporation.

Officers Fund and Value Fund (each referred to herein as a "fund" and collectively referred to herein as the "funds") are located at Two World Trade Center, New York, New York 10048-0203. OppenheimerFunds, Inc. (the "Manager"), located at Two World Trade Center, New York, New York 10048-0203, acts as investment adviser to the funds. OpCap Advisors (the "Sub-Adviser") acts as sub-adviser to the funds and is located at One World Financial Center, New York, New York 10281. The portfolio manager for Officers Fund (Jeffrey C. Whittington), and the portfolio manager for Value Fund (Eileen Rominger) are each employed by the Sub-Adviser. The Trustees of the Trust and the Directors of Value Fund are the same, and oversee the Manager, the Sub-Adviser and the portfolio managers. Additional information about the funds, the Manager and the Sub-Adviser is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Officers Fund to Value Fund in exchange for the issuance of Class A shares of Value Fund. The net asset value of Value Fund Class A shares issued in the exchange will equal the value of the assets of Officers Fund received by Value Fund. In conjunction with the Closing (as defined below) of the Reorganization, presently scheduled for June 12, 1998, Officers Fund will distribute the Class A shares of Value Fund received by Officers Fund on the Closing Date (as defined below) to holders of Class A shares of Officers Fund. As a result of the Reorganization, each Class A Officers Fund shareholder will receive the number of full and fractional Class A Value Fund shares that equals in value such shareholder's pro rata interest in the assets transferred to Value Fund as of the Valuation

Date (as defined below). The Board has determined that the interests of existing Officers Fund shareholders will not be diluted as a result of the
Reorganization. For the reasons set forth below under "Approval of the Reorganization - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization is in the best interests of Officers Fund and its shareholders and recommends approval of the Reorganization by Officers Fund shareholders. The Board of Directors of Value Fund has also approved the Reorganization and determined that the interests of existing Value Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, Officers Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Manager proposed to the Board a reorganization into Value Fund so that shareholders of Officers Fund may become shareholders of a substantially larger fund, which after such reorganization is anticipated to allow Officers Fund shareholders to participate in a fund with the same investment objective and similar investment policies and strategies but with the potential for lower ongoing transfer agency and other non-management and distribution expenses and, to the extent the voluntary fee waivers of Officers Fund were terminated, lower overall operating expenses. The Board also considered information with respect to the historical performance of the funds. For the one and three year periods ended October 31, 1997, the average annual total returns at net asset value were significantly better for Value Fund than for Officers Fund. The Board also considered that the Reorganization would be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization.

Tax Consequences of the Reorganization

In the opinion of Price Waterhouse LLP, tax adviser to Officers Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, it is expected that no gain or loss will be recognized by either Officers Fund or Value Fund, or by the shareholders of either Officers Fund or Value Fund, for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects of the Reorganization" below.


Investment Objectives and Policies

The investment objectives and investment policies of the funds are substantially the same. Officers Fund and Value Fund each seek capital appreciation. In seeking this investment objective, Officers Fund and Value Fund will invest in securities (primarily equity securities) of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The funds may also invest in bonds rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or another rating organization or as determined to be of similar quality by the Sub-Adviser. Such investment is limited by Officers Fund to up to 25% of net assets; there is no limit as to Value Fund, although it is the present intention of Value Fund to invest no more than 5% of its total assets in such securities. The funds may also invest in foreign equity and debt securities. The funds may use certain hedging instruments to try to manage investment risks. To provide liquidity, the funds typically invest a portion of their respective assets in various types of U.S. Government securities and certain money market instruments; for temporary defensive purposes, the funds may invest all of their respective assets in such securities. One important distinction between the funds is with respect to diversification. Officers Fund is "non-diversified", and may invest in the securities of a single issuer without limit by the Investment Company Act; this may result in, among other things, a greater fluctuation in the total market value of Officers Fund's portfolio. As a result, an investment in Officers Fund may entail greater risk than an investment in a diversified investment company, such as Value Fund. See "Principal Risk Factors" and "Comparison Between Officers Fund and Value Fund".

Investment Advisory and Distribution and Service Plan Fees

The funds obtain investment management services from the Manager pursuant to the terms of investment advisory agreements that are substantially the same except for fee amounts. The management fee payable to the Manager is computed on the net asset value of each fund as of the close of business each day and is payable monthly. Officers Fund pays a management fee at the annual rate of 1.0% of average annual net assets. A voluntary waiver of a portion of this fee is currently in effect, as described below. Value Fund pays a management fee at the following annual rates: 1.00% of the first $400 million of average annual net assets; 0.90% of the next $400 million; 0.85% of the next $3.2 billion; 0.80% of the next $4 billion; and 0.75% of average annual net assets over $8 billion.

The Manager has retained the Sub-Adviser on behalf of each fund to provide day-to-day portfolio management of the fund. For such services the Manager (not the fund) pays the Sub-Adviser an annual fee payable monthly based on the average daily net assets of the fund equal to 40% of the net advisory fee collected by the Manager based on the net assets of the fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the fund that exceed the Base Amount, calculated after any applicable waivers. As to Officers Fund, the Sub-Adviser voluntarily agreed to waive its entire subadvisory fee. Concurrently with such waiver, the Manager voluntarily agreed to waive that portion of its management fee equal to what would otherwise have been payable to the Sub-Adviser if the Sub- Adviser had not waived its subadvisory fee. These expense waivers are voluntary and may be modified or withdrawn at any time.

Officers Fund and Value Fund have adopted Distribution and Service Plans under Rule 12b-1 of the Investment Company Act for Class A shares (the "Plans") to compensate the Distributor for its services and costs in connection with the distribution of Class A shares and the personal service and maintenance of shareholder accounts that hold Class A shares. Under each Plan, the funds pay the Distributor an asset-based sales charge of 0.25% per annum on Class A shares and a service fee of 0.25% per annum on Class A shares. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each fund. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares of the funds. The Distributor retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan. As to Officers Fund, the Distributor currently voluntarily waives all fees payable to it under the Class A Plan. Such waiver may be terminated at any time.

Services to be provided include, among others, answering customer inquiries about the fund, assisting in establishing and maintaining accounts in the fund, making the fund's investment plans available and providing other services at the request of the fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. A description of the Distribution and Service Plans for Class B and Class C shares of the funds is set forth in their respective Prospectuses. Class Y shares of Value Fund do not have a Distribution and Service Plan. The Plans are compensation plans whereby payments by the funds are made at a fixed rate as specified above and the funds' payments are not limited to reimbursing the Distributor's costs.

Purchases, Exchanges and Redemptions

Both Officers Fund and Value Fund are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the funds are substantially the same. Shares of either fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares.

Class A shares of Officers Fund and Value Fund are generally sold subject to a maximum initial sales charge of 5.75%. Currently, Class A shares of Officers Fund are only offered to a limited group of individuals and entities as described in Officers Fund's Prospectus, and such individuals and entities qualify for purchase of shares at net asset value without a sales charge. Investors who purchase $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" in each fund's Prospectus) in Class A shares pay no initial sales charge but may have to pay a sales charge of up to 1% if shares are sold within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which shares are purchased. Class A shares of the funds may also be purchased at reduced sales charges, or at net asset value, under other circumstances described in the fund's Prospectus. Class B and Class C shares of the funds generally are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class Y shares are offered at net asset value without sales charge only to certain institutional investors. See "Comparative Fee Tables" above for a complete description of such sales charges. Class A shares of Value Fund received in the Reorganization will be issued at net asset value and without a sales charge.

Shareholders of the funds may exchange their shares at net asset value for shares of the same class issued by other mutual funds in the OppenheimerFunds complex, subject to certain conditions. Class A shares of the funds may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted; however, Class A shares that were not subject to a front-end sales charge at the time of purchase in amounts of $1 million or more ($500,000 or more for purchases by certain retirement plans) may be subject to a CDSC as described above. Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other Oppenheimer funds which offer Class A, Class B and Class C shares, and reinvestment privileges. Please see "Shareholder Services," below and each fund's Prospectus for further information.


                            PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Value Fund, shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information.

General

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks affect the value of both funds' investments, their investment performance, and the prices of their shares. Because of the types of the securities in which the funds invest, and the investment techniques they use, the funds are designed for long-term investors. There is no assurance that either fund will achieve its investment objective and when you redeem your shares they may be worth more or less than what you paid for them.

Stock Investment Risks

Because both funds usually invest a substantial portion (and from time to time may invest all) of their assets in stocks, the value of each fund's portfolio will be affected by changes in the stock markets. This market risk will affect each fund's net asset values per share, which will fluctuate as the values of the fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Changes in the overall market conditions and prices can occur at any time. Because of the types of companies each fund invests in and the investment techniques used, some of which may be speculative, both funds are designed for those investors who are investing for the long-term and who are willing to accept greater risks of loss of their capital in the hope of achieving capital appreciation. Investing for capital appreciation entails the risk of loss of all or part of your principal.

Risks of Fixed-Income Securities

Debt securities are subject to changes in their values due to changes in prevailing interest rates (this is known as interest rate risk). When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. A fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the fund's portfolio of debt securities. Debt securities are also subject to credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Each fund has the ability to invest its net assets (subject to limitations described below) in high-yield, lower-grade debt securities commonly known as "junk bonds". However, as of the fiscal year ended October 31, 1997, neither fund held any high-yield securities. If a fund were to invest in high-yield securities, those securities may be subject to greater market fluctuation and risk of loss of income and principal than lower yielding, investment grade securities. There are additional risks of investing in lower grade securities that are described in the Prospectus of each fund.

Foreign Securities

There are risks of foreign investing that increase the risk of investing in both Officers Fund and in Value Fund and also increase the operating costs of both funds. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of U.S. laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There are risks of changes in foreign currency values. Because Officers Fund and Value Fund may purchase securities denominated in foreign currencies, a change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities of that Fund denominated in that currency. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if that Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information of both funds.

Hedging Instruments

Each fund may use certain hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the fund's return. Losses could also be experienced if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the funds. There are also special risks in particular hedging strategies. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the funds limit their exposure to the amount of its assets denominated in foreign currency.

Non-Diversification

Officers Fund is classified as a "non-diversified" investment company under the Investment Company Act so that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in Officers Fund therefore may entail greater risk than an investment in a diversified investment company, such as Value Fund, because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of Officers Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of Officers Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

                        APPROVAL OF THE REORGANIZATION
                                (The Proposal)

Reasons for the Reorganization

At a meeting held on February 18, 1998, the Board, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization
Agreement, determined that the Reorganization is in the best interests of Officers Fund and its shareholders and resolved to recommend that shareholders of Officers Fund vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of Officers Funds' shareholders' interests.

In evaluating the Reorganization, the Board reviewed and discussed with independent legal counsel the materials provided by the Manager with respect to the proposed Reorganization. Included in the materials was information with respect to the funds' investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size.

The Board was advised that Officers Fund, with approximately only $7 million in net assets as of October 31, 1997, was a small fund in terms of net assets with higher shareholder administration, transfer agency, legal and other non-management fee operating expenses than most other mutual funds in the OppenheimerFunds complex. Such expenses were 0.63% at October 31, 1997. In comparison, Value Fund had over $1 billion of net assets as of October 31, 1997, with substantially lower non-management fee and distribution operating expenses of 0.16% as of such date. The Board, in reviewing financial information, considered that after giving effect to the fee waivers for Officers Fund, the
Total Fund Operating Expenses of Value Fund at October 31, 1997 (including management fee and distribution expenses) were higher than those of Officers Fund and would be higher on a pro forma basis after giving effect to the Reorganization; however, without giving effect to the fee waivers for Officers Fund, which are voluntary and can be terminated by the Manager and OFDI at any time, the total operating expenses of Value Fund were, and after the
Reorganization would be, lower. See "Comparative Fee Tables". The Board concluded that pursuant to the Reorganization, the shareholders of Officers Fund would be shareholders of a substantially larger fund, with the potential to incur lower ongoing transfer agency and other non-management and distribution expenses and, to the extent the voluntary fee waivers of Officers Fund were terminated, lower overall operating expenses. The Board further concluded that economies of scale that apply to a larger mutual fund may benefit shareholders of Officers Fund.

The Board considered that the funds have the same investment objective of seeking capital appreciation, that the portfolio managers employ substantially similar investment techniques and strategies for the funds, and that the investment policies of the funds as recited in their respective Prospectuses with respect to purchasing portfolio securities, hedging instruments, illiquid securities, convertible securities, warrants and rights, portfolio lending and the borrowing of money are substantially the same. The only notable difference between the funds regarding investment policy is with respect to diversification; Officers Fund is a non-diversified investment company, and the proportion of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act, while Value Fund is a diversified investment company and is diversified with respect to 75% of its total assets. Due to these similarities, the Manager advised the Boards that the portfolio securities held by Officers Fund could be suitable for investment by Value Fund and, pursuant to the Reorganization, would be acquired without the payment of brokerage commissions and other fees. The Board determined that the funds, in terms of investment objectives, techniques and strategies, were comparable and that pursuant to the Reorganization shareholders of Officers Fund would be invested in a comparable mutual fund.

In addition to the above, the Board also considered information with respect to the historical performance of Officers Fund and Value Fund, including the performance information set forth below in "Expense Ratios and Performance". The Board was advised by the Manager that overall, the average annual return on Class A shares for Value Fund was better than that of Officers Fund and that the prospects for Value Fund's performance in the future were positive. By contrast, the Board also considered the future viability of Officers Fund due to its small size, and that its prospects for increasing its asset base to achieve efficiencies of scale was uncertain due to, among other things, below-average performance, as discussed below in "Expense Ratios and Performance".

The Board next considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax free reorganization.

After consideration of the above factors, and such other factors and information as the Board deemed relevant, the Board, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of Officers Fund.

The Board of Directors of Value Fund, including the Directors who are not "interested persons" of Value Fund, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of Value Fund and its shareholders. The Board of Directors further determined that the Reorganization would not result in dilution of Value Fund shareholders' interests. The Board of Directors considered, among other things, that Value Fund could acquire portfolio securities without incurring brokerage and other transaction expenses, and that an increase in the asset base of Value Fund could benefit Value Fund shareholders due to the economies of scale available to a larger mutual fund.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of Officers Fund (other than the cash reserve described below (the "Cash Reserve")) will be transferred to Value Fund in exchange for Class A shares of Value Fund, (ii) these Class A shares of Value Fund will be distributed among the shareholders of Officers Fund in complete liquidation of Officers Fund, and (iii) the outstanding shares of Officers Fund will be canceled. Value Fund will not assume any of Officers Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Value Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Officers Fund other than its Cash Reserve; and (ii) the shareholders of Officers Fund as of the close of business on the Closing Date will become holders of Class A shares of Value Fund.

The effect of the Reorganization will be that shareholders of Officers Fund who vote their Class A shares in favor of the Reorganization will be electing to redeem their shares of Officers Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class A shares of Value Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by Officers Fund which is sufficient in the discretion of the Board for the payment of: (a) Officers Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Value Fund. Officers Fund and Value Fund will bear all of their respective expenses associated with the
Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Officers Fund will not exceed $25,000.
 Liabilities as of the
date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Officers Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, Value Fund will be in compliance with all of its investment policies and restrictions. Officers Fund will recognize capital gain or loss on any sales made pursuant to this paragraph.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Officers Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Officers Fund's shareholders all of Officers Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Officers Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Officers Fund for Class A shares of Value Fund and the assumption by Value Fund of certain liabilities of Officers Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Officers Fund has represented to Price Waterhouse LLP, tax adviser to the funds, that there is no plan or intention by any Officers Fund shareholder who owns 5% or more of Officers Fund's outstanding shares, and, to Officers Fund's best knowledge, there is no plan or intention on the part of the remaining Officers Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Value Fund Class A shares received in the transaction that would reduce Officers Fund shareholders' ownership of Value Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Officers Fund shares as of the same date. Value Fund and Officers Fund have each represented to Price Waterhouse LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Value Fund and Officers Fund will receive the opinion of Price Waterhouse LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(c) of the Code.

2. Officers Fund and Value Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Officers Fund upon the distribution of Class A shares of Value Fund to the shareholders of Officers Fund pursuant to Section
      354(a)(1) of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by Officers Fund by reason of the transfer of its assets solely in exchange for Class A shares of Value Fund.

5. Under Section 1032(a) of the Code no gain or loss will be recognized by Value Fund by reason of the transfer of Officers Fund's assets solely in exchange for Class A shares of Value Fund.

6. The shareholders of Officers Fund will have the same tax basis and holding period for the Class A shares of Value Fund that they receive as they had for Officers Fund shares that they previously held, pursuant to Sections 358(a)(1) and 1223(1) of the Code, respectively.

7. The securities transferred by Officers Fund to Value Fund will have the same tax basis and holding period in the hands of Value Fund as they had for Officers Fund, pursuant to Sections
      362(b) and 1223(2) of the Code, respectively.

Shareholders of Officers Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of Officers Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Officers Fund and Value Fund and indicates the pro forma combined capitalization as of October 31, 1997 as if the Reorganization had occurred on that date.

                                                                 Net Asset
                                               Shares            Value
                              Net Assets        Outstanding       Per Share
Oppenheimer Quest
Officers Value Fund
      Class A                 $  7,465,799        538,024         $13.88

Oppenheimer Quest
Value Fund, Inc.
      Class A                 $699,230,322      34,130,613        $20.49
      Class B*                $298, 348,393     14,788,764        $20.17
      Class C*                $  82,098,206       4,070,613       $20.17
      Class Y*                $    3,086,417         150,224      $20.55

Oppenheimer Quest
Value Fund, Inc.
(Pro Forma Surviving Fund)**
      Class A                 $706,696,121      34,494,976        $20.49
      Class B*                $298,348,393      14,788,764        $20.17
      Class C*                $ 82,098,206        4,070,613       $20.17
      Class Y*                $   3,086,417         150,224       $20.55

---------------------
* No Value Fund Class B, Class C or Class Y shares are being issued in the Reorganization because Officers Fund does not have Class B, Class C or Class Y shares. ** Reflects issuance of 364,363 Class A shares of Value Fund in a tax-free exchange for the net assets of Officers Fund, aggregating $7,465,799. The pro forma ratio of expenses to average annual net assets of the combined funds at October 31, 1997 would have been 1.60% with respect to Class A shares.

                              COMPARISON BETWEEN
                         OFFICERS FUND AND VALUE FUND

Comparative information about Officers Fund and Value Fund is presented below. More complete information about Value Fund and Officers Fund is set forth in their respective Prospectuses (which as to Value Fund accompanies this Proxy Statement and Prospectus and is incorporated herein by reference), and additional information about both funds is set forth in documents that may be obtained upon request of the transfer agent or upon review at the offices of the SEC. See "Miscellaneous - Public Information."

Investment Objectives and Policies

The investment objectives and investment policies of the funds are substantially the same. Each fund seeks capital appreciation. In seeking this investment objective, each fund will invest in securities (primarily equity securities) of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. Equity securities are common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. The funds may invest their assets in equity securities of companies with no limit as to market capitalization.

Additional information with respect to the funds' investments and investment policies is set forth below. Information about the risks and potential rewards of such investments and investment policies is described above in the section entitled "Principal Risk Factors" and is contained in each fund's respective Prospectus and Statement of Additional Information. Unless stated to apply on an ongoing basis, percentage restrictions set forth below and in "Investment Restrictions" apply only at the time the fund makes an investment, and the fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the fund.

Fixed-Income Securities

The funds are permitted to invest in fixed-income securities and may invest up to 25% of net assets (as to Officers Fund) or without limit (as to Value Fund, although it is the present intention of Value Fund to invest no more than 5% of its total assets) in high-yield, lower-grade bonds (commonly known as "high yield" or "junk bonds"). Such securities are rated below "investment grade," which means they have a rating lower than "Baa3" by Moody's or lower than "BBB-" by S&P or similar ratings by other rating organizations, or if unrated, are determined by the Sub-Adviser to be of comparable quality to debt securities rated below investment grade. A reduction in the rating of a security after its purchase by the fund will not require the fund to dispose of the security. As of the October 31, 1997, the end of the funds' last fiscal year, neither fund held securities rated below investment grade.

Both funds may invest in convertible fixed-income securities. These securities are bonds, debentures or notes that may be converted into or exchanged for a prescribed amount of company stock of the same or a different issue within a particular period of time at a specified price or formula. The funds consider convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.

To provide liquidity for the purchase of new instruments and to effect redemptions of shares, each fund typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments").

Foreign Securities

The funds may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts, European Depository Receipts or Global Depository Receipts. There is no limit to the amount of foreign securities the funds may acquire. Investments in securities of issuers in underdeveloped countries or countries that have emerging markets generally may offer greater potential for gain but involve more risk and may be considered highly speculative. The funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

Portfolio Turnover

A change in the securities held by either fund is known as "portfolio turnover." Neither fund ordinarily engages in short-term trading to try to achieve its objective. As a result, each fund's portfolio turnover (excluding turnover of securities having a maturity of one year or less) is not expected to be more than 100% each year. For each fund's portfolio turnover rate, see "Financial Highlights" in each fund's respective Prospectus or Annual Report. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.

Hedging

Both funds may purchase and sell certain kinds of futures contracts, forward contracts, and options. These are all referred to as "hedging instruments."
Neither fund uses hedging instruments for speculative purposes, and both have limits on the use of them. Both funds may use hedging instruments for a number of purposes. Each fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the funds' exposure to the securities market. Forward contracts are used by both funds to try to manage foreign currency risks on foreign investments.

Both funds may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures) and foreign currencies (these are called Forward Contracts and are discussed below). Officers Fund may also buy and sell futures contracts that relate to commodities.

Both funds may buy and sell exchange-traded put options (puts) and call options (calls) on broadly- based stock indices to protect their respective assets. A call or put option may not be purchased by either fund if the value of all of the fund's put and call options would exceed 5% of the fund's total assets. Each call the funds write must be "covered" while it is outstanding. That means the fund must own other securities that are acceptable for the escrow arrangements required for calls. After Officers Fund writes a call, not more than 25% of its total assets may be subject to calls. Officers fund will not write a put if it will require more than 25% of its net assets to be segregated.

Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. Both funds may use them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. Both funds limit their exposure in foreign currency exchange contracts in a particular foreign currency to the amount of their respective assets denominated in that currency or in a closely- correlated currency.

Loans of Portfolio Securities

To attempt to raise cash for liquidity purposes, the funds may lend their respective portfolio securities to brokers, dealers and other financial institutions. The fund must receive collateral for a loan. After any loan, the value of the securities loaned is not expected to exceed 33-1/3% (as to Officers
Fund) or 10% (as to Value Fund) of the value of the total assets of the fund. There are some risks in connection with securities lending. The fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

Illiquid and Restricted Securities

Both of the funds may invest in illiquid and restricted securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933. The funds will not invest more than 15% of their respective net assets in illiquid and restricted securities, including repurchase agreements that have a maturity of longer than seven days and certain over-the-counter options. The funds' percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

Repurchase Agreements

Each of the funds may enter into repurchase agreements to generate income for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of fund shares or settlement of purchases of portfolio investments. Neither of the funds will enter into repurchase agreements that will cause more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. In a repurchase transaction, the fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The funds may also enter into reverse repurchase agreements. Under such agreements, the fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings by the fund for purposes of certain percentage limitations on borrowing.

"When-Issued" and Delayed Delivery Transactions

Both funds may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis or on a "firm commitment" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

Borrowing

As a fundamental policy, neither fund may borrow money in excess of 33-1/3% of the value of its total assets. Further, Officers Fund will not purchase any securities at a time while such borrowings exceed 5% of its total assets and will only borrow as a temporary measure for extraordinary or emergency purposes. Value Fund may, but has no present intention to, borrow for leveraging purposes. This investment technique may subject the funds to greater risks and costs, including the burden of interest expense, an expense the funds would not otherwise incur. The funds can borrow only if each maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

Investment in Other Investment Companies

The funds generally may invest up to 10% of their respective total assets in the aggregate in shares of other investment companies and up to 5% of their respective total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. Neither fund intends to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charge. As a shareholder in an investment company, the fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the fund would continue to pay its own management fees and other expenses.

Temporary Defensive Investments

In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the funds' net assets, the funds may assume a temporary defensive position and invest an unlimited amount of assets in U.S. Government securities and money market instruments of the type identified above under "Fixed-Income

Securities". At any time that either fund invests for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.

Investing in Small, Unseasoned Companies

Value Fund may invest up to 15% of its total assets and Officers Fund may invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile.

Warrants and Rights

Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Officers Fund may invest up to 5% of its total assets in warrants or rights. Value Fund may not invest more than 5% of its total assets in warrants; this 5% limitation does not apply to warrants Value Fund has acquired as part of units with other securities or that are attached to other securities.

Investment Restrictions

Both Officers Fund and Value Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the funds and are discussed below.

Similar investment restrictions that are fundamental policies:

Concentration: Officers Fund cannot concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the fund for investment purposes (for this purpose, a foreign government is considered an industry); (this restriction does not apply to U.S. Government securities); Value Fund has the same restriction.

Borrowing: Neither fund may borrow money in excess of 33-1/3% of the value of the its total assets
(see "Borrowing" above).

Real Estate: Officers Fund cannot invest in real estate or interests in real estate (including limited partnership interests), but may purchase readily marketable securities of companies holding real estate or interests therein; Value Fund has the same restriction.

Underwriting: Officers Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio (except that the fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the fund); Value Fund has the same restriction.

Pledge Assets: Officers Fund cannot mortgage, hypothecate or pledge any of its assets; Value Fund has the same restriction.

Investment in Certain Issuers: Officers Fund cannot invest or hold securities of any issuer if the officers and Trustees of the Trust or its Manager or Sub-Adviser owning individually more then 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; Value Fund has the same restriction.

Investment for Control: Officers Fund cannot invest in companies for the primary purpose of acquiring control or management thereof (except that the fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the fund); Value Fund has the same restriction.

Investment in Commodities: Officers Fund cannot invest in physical commodities or physical commodity contracts; however, the fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and
(ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities; Value Fund has the same restriction but is limited as to
(ii) to options on stock indices.

Options: Officers Fund cannot write, purchase or sell puts, calls, or combinations thereof on individual stocks, but may purchase or sell exchange traded put and call options on stock indices to protect the fund's assets; Value Fund has the same restriction.

Different investment restrictions that are fundamental policies:

Diversification: Value Fund cannot, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof) or purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class (this restriction does not apply to U.S. Government securities); as described above, Officers Fund is classified as a "non-diversified" investment company under the Investment Company Act.

Set forth below are certain non-fundamental policies and guidelines of the funds changeable without shareholder vote.

Margin and Short Sales: Officers Fund cannot purchase securities on margin, or make short sales of securities; Value Fund has the same restriction.

Loans: Officers Fund cannot make loans to any person or individual (except that portfolio securities may be loaned within the limitations set forth in the Prospectus); Value Fund has the same restriction.

Oil, Gas and Mineral Investment: Officers Fund cannot invest in interests in oil, gas or other mineral exploration or development programs or leases; Value Fund has the same restriction.

Description of Brokerage Practices

The brokerage practices of the funds are the same. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio managers. The funds will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the funds and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub-Adviser or its affiliates may or may not be useful to one or more of the funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consid eration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the fund's assets.

Sales of shares of the funds, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The funds will not purchase any securities from or sell any securities to an affiliated broker-dealer acting as principal for its own account.

The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the funds and others whose assets it manages in such manner as it deems equitable. In making such allocations among the funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each fund and other client accounts.

When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

The following table presents information as to the allocation of brokerage commissions paid by the funds for the fiscal years ended October 31, 1995, 1996 and 1997. Prior to November 3, 1997, Oppenheimer & Co., Inc. ("OpCo"), a broker-dealer, was an affiliate of the Sub-Adviser.

                                                            Total Amount of
                    Total                                   Transactions Where
For the             Brokerage      Brokerage Commissios   BrokerageCommissions
Fiscal Year         Commissions     Paid to Opco                 Paid to Opco

Ended               Paid            Dollar Amount %          Dollar Amount  %


Value Fund
10/31/95            $309,310        $156,970    50.7%       $ 99,572,945  52.1%
10/31/96            $387,892        $159,127    41.0 %      $135,054,378  39.4%
10/31/97            $484,014        $198,916    41.1 %      $198,471,852  38.4%

Officers Fund
      10/31/95     $11,593        $ 4,461     38.5%       $2,153,416  39.8%
      10/31/96     $34,368        $13,921     40.5%       $8,359,426  34.3%
      10/31/97     $39,359        $13,558     34.4 %      $4,535,870  20.2%

During Value Fund's fiscal year ended October 31, 1997, $50,922 was paid by Value Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $47,589,083. During Officers Fund's fiscal year ended October 31, 1997, $3,255 was paid by Officers Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $1,589,791.

Please refer to the Statement of Additional Information for each fund for further information on each fund's brokerage practices.

Expense Ratios and Performance

The ratio of expenses to average annual net assets for Class A shares of Officers Fund for the fiscal year ended October 31, 1997 both before and after giving effect to fee waivers was 2.13% and 1.29%, respectively. The ratio of expenses to average annual net assets for Class A shares of Value Fund for the fiscal year ended October 31, 1997 was 1.60%. Further details are set forth above under "Comparative Fee Tables", and in Officers Fund's Annual Report as of October 31, 1997 and Value Fund's Annual Report as of October 31, 1997, which are included in the Statement of Additional Information.

The average annual total returns on an investment in Class A shares of Officers Fund for the one year period ended October 31, 1997 and for the period from November 8, 1994 (commencement of operations) to October 31, 1997 were (4.28%) and 17.01%, respectively. The average annual total returns at net asset value for Class A shares of Officers Fund for the one year period ended October 31, 1997 and for the period from November 8, 1994 through October 31, 1997 were 1.56% and

19.36%, respectively. Total returns for Officers Fund reflect the waiver of management fees and distribution expenses as described herein. Without such waivers, the total returns for Officers Fund for such periods would have been lower. These waivers became effective on August 1, 1996 and are currently in effect.

The average annual total returns on an investment in Class A shares of Value Fund for the one, five and ten year periods ended October 31, 1997 and for the period from April 30, 1980 (commencement of operations) to October 31, 1997 were 18.20%, 17.42%, 15.88% and 19.02%, respectively. The average annual total returns at net asset value for Class A shares for the one, five and ten year periods ended October 31, 1997 and for the period from April 30, 1980 through October 31, 1997 were 25.41%, 18.82%, 16.57% and 19.43%, respectively.

An explanation of the different performance calculations is set forth in each fund's Prospectus.

Shareholder Services

The policies of Officers Fund and Value Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both Officers Fund and Value Fund offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements,
(viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix) telephone redemption and exchange privileges.

Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, or automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either fund may be exchanged for shares of certain OppenheimerFunds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other OppenheimerFunds. Shareholders of the funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a predesignated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders of the funds may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Shareholders of the funds have up to six months to reinvest redemption proceeds of their Class A shares which they purchase subject to a sales charge or, as to Value Fund, their Class B shares on which they paid a contingent deferred sales charge, in Class A shares of the funds or other Oppenheimer funds without paying a sales charge. Each fund may redeem accounts valued at less than $500 if the account has fallen below such stated amount for reasons other than market value fluctuations. Both funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

The shares of each fund, including shares of each class, entitle the holder to one vote per share on the election of Trustees of the Trust or Directors of Value Funds, as applicable, and on all other matters submitted to shareholders of the fund. Each share of the fund represents an interest in the fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholder meetings. Shareholders of Value Fund vote together, and shareholders of Officers Fund vote together with the shareholders of other series of the Trust in the aggregate, on certain matters at shareholder meetings, such as the election of Trustees and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which are not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as Officers Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of shares vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class. The Board and the Board of Directors of Value Fund are authorized to create new series and classes of series. The Boards may reclassify unissued shares of the funds into additional series or classes of shares. The Boards may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in each fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Shares of a particular class vote together on matters that affect that class. Most amendments to the Declaration of Trust governing Officers Fund or the Articles of Incorporation governing Value Fund require the approval of a "majority" of the outstanding voting securities (as defined in the Investment Company Act) of the respective Trust or Value Fund's shares without regard to class. Under certain circumstances, shareholders of Officers Fund may be held personally liable as partners for the fund's obligations, however, under the Declaration of Trust such a shareholder is entitled to certain indemnification rights and the risk of a shareholder incurring any such loss is limited to the remote circumstances in which the fund is unable to meet its obligations.

As to Value Fund, outstanding Class A, B, C and Y shares participate equally in the fund's dividends and distributions and in the fund's net assets upon liquidation, after taking into account the different expenses paid by each class. Distributions and dividends for each class will be different, and Class B and Class C dividends and distributions will be lower than Class A and Class Y dividends. Officers Fund has one class of shares outstanding.

It is not contemplated that the Trust or Value Fund will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of Officers Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value, less any applicable contingent deferred sales charge. Shareholders of both of the funds have the right, under certain circumstances, to remove a Trustee or Director and will be assisted in communicating with other shareholders for such purpose.

Organization and History

The Trust, Oppenheimer Quest For Value Funds, was organized in April 1987 as a multi-series Massachusetts business trust and Officers Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company, with an unlimited number of authorized shares of beneficial interest. Value Fund is a diversified, open-end management investment company that was organized in August 1979 as a Maryland corporation. The Manager acts as investment adviser to the funds, the Sub-Adviser acts as sub-adviser to the funds and the portfolio managers for the funds are employed by the Sub-Adviser. The Trustees of the Trust and the Directors of Value Fund are the same, and oversee the Manager, the Sub-Adviser and the portfolio managers.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser to both Officers Fund and Value Fund. The terms and conditions of the investment advisory agreement for each fund are substantially the same. The monthly management fee payable to the Manager by each fund is set forth under "Synopsis Investment Advisory and Distribution and Service Plan Fees" along with the fees paid by the Manager to the Sub-Adviser for the funds. The 12b-1 Distribution and Service Plan fees paid by the funds with respect to Class A shares are also set forth above under "Synopsis Investment Advisory and Distribution and Service Plan Fees."

Pursuant to each investment advisory agreement, the Manager acts as the investment adviser for the funds and supervises the investment program of the funds. The investment advisory agreements state that the Manager will provide administrative services for the funds, including completion and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. Further, the Manager has agreed to furnish the funds with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust (as to Officers Fund) and Value Fund. The administrative services to be provided by the Manager under the investment advisory agreement will be at its own expense, except that the funds pay the Manager an annual fee for calculating their respective daily net asset value at an annual rate of $6,000 (as to Officers Fund) and $55,000 (as to Value
Fund), plus reimbursement for out-of-pocket expenses.

The Sub-Adviser acts as the sub-adviser to the funds pursuant to the terms of a subadvisory agreement between the Manager and the Sub-Adviser for each fund. The Sub-Adviser previously acted as the investment adviser to the funds prior to November 22, 1995. The terms and conditions of the subadvisory agreements for each fund are substantially the same. The subadvisory agreements provide that the Sub-Adviser will regularly provide investment advice with respect to the funds, invest and reinvest cash, securities and the property comprising the assets of each fund and perform such other duties and responsibilities as are set forth in its contract with the Manager. The Manager, not the funds, pays the Sub-Adviser.

Expenses not expressly assumed by the Manager under each fund's advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the funds. The investment advisory agreements list examples of expenses paid by the funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees or Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fee paid by Officers Fund for the fiscal year ended October 31, 1997 was $60,074 (after giving effect to fee waivers). During the fiscal year ended October 31, 1997, Officers Fund also paid or accrued accounting service fees to the Manager in the amount of $5,987. The management fee paid by Value Fund for the fiscal year ended October 31, 1997 was $7,708,982. During the fiscal year ended October 31, 1997, Value Fund also paid or accrued accounting service fees to the Manager in the amount of $54,325.

The investment advisory agreement for Officers Fund contains no expense limitation. However, independently of the Agreement, effective August 1, 1996, the Manager voluntarily agreed to waive that portion of its management fee equal to what the Manager would have been required to pay the Sub-Adviser under the Subadvisory Agreement described below. Pursuant to the foregoing, the Manager's fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under the fee waiver. Any waiver of fees would lower Officers Fund's overall expense ratio and increase its total return during any period in which they are in effect.

The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The investment advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" or "Quest For Value" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a fund, the right of the fund to use "Oppenheimer" or "Quest For Value" as part of its name may be withdrawn.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $85 billion as of March 31, 1998, with more than 4 million shareholder accounts. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent for Officers Fund and Value Fund and for certain other open-end funds managed by the Manager and its affiliates; for its services, the funds pay the transfer agent an annual maintenance fee for each fund shareholder account and reimburse the transfer agent for its out of pocket expenses.

The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the funds by the Sub- Adviser. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, the
new Sub-Advisory Agreement between the Sub-Adviser and the Manager became effective. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership ("PIMCO GP"), and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO GP is the sole general partner.

PIMCO GP beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

The Distributor, under a General Distributor's Agreement for each of the funds, acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of each fund but is not obligated to sell a specific number of shares. To date, Class B and Class C shares of Officers Fund have not been issued. Expenses normally attributable to sales, including advertising and the cost of printing and mailing Prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During Officers Fund's fiscal year ended October 31, 1997, the aggregate amount of sales charges on sales of its Class A shares was $1,822, none of which was retained by the Distributor or an affiliated broker. During Value Fund's fiscal year ended October 31, 1997, the aggregate amount of sales charges on sales of its Class A shares was $3,638,204, of which the Distributor and affiliated brokers retained $910,431. For additional information about distribution of the funds' shares and the payments made by the funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," in each fund's Statement of Additional Information.

Purchase of Additional Shares

Class A shares of Officers Fund and Class A shares of Value Fund generally may be purchased with an initial sales charge of 5.75% for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of either fund's Class A shares of $25,000 or more. For purchases of $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in each fund's Prospectus) if those shares are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of their purchase, a contingent sales charge may be deducted from the redemption proceeds. Class A shares of Officers Fund have to date been sold to a limited group of individuals and entities, as noted above, and who have qualified for a waiver of the Class A sales charge as set forth in the fund's Prospectus.

Class B shares of the funds are sold at net asset value without an initial sales charge, however, if Class B shares are redeemed within six years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares may be purchased without an initial sales charge, but if sold within 12 months of buying them, a contingent deferred sales charge of 1% may be deducted.

The Class A shares to be issued under the Reorganization Agreement will be issued by Value Fund at net asset value. Future dividends and capital gain distributions of Value Fund, if any, may be reinvested without sales charge. The initial sales charge and contingent deferred sales charge on Class A shares of Value Fund will only affect shareholders of Officers Fund to the extent that they desire to make additional purchases of shares of Value Fund in addition to the shares which they will receive as a result of the Reorganization and to the extent that they no longer qualify for a waiver of the Class A sales charge as set forth in Value Fund's current Prospectus.

Dividends and Distributions

The funds declare dividends from net investment income on an annual basis and normally pay those dividends to shareholders following the end of their respective fiscal years (October 31). The funds may also make distributions annually in December out of any net short-term or long-term capital gains, and may make supplemental distributions of dividends and capital gains following its fiscal year. Dividends are paid separately for each class of shares and normally, the dividends on Class A and Class Y shares are generally expected to be higher than for Class B and Class C shares because the expenses allocable to Class B and Class C shares will generally be higher than for Class A and Class Y shares. There is no fixed dividend rate for either fund and there can be no assurance that either fund will pay any dividends or distributions.


                   METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of Officers Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of Officers Fund, excluding the Cash Reserve, will be delivered to Value Fund in exchange for

Class A shares of Value Fund. The Cash Reserve to be retained by Officers Fund will be sufficient in the discretion of the Board for the payment of Officers Fund's liabilities, and Officers Fund's expenses of liquidation.

Assuming the shareholders of Officers Fund approve the Reorganization, the actual exchange of assets is expected to take place on June 12, 1998, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Officers Fund shall be permanently suspended at the close of business on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Officers Fund after that date will be treated as requests for redemptions of Class A shares of Value Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A shares of Value Fund, and the value of the assets of Officers Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Value Fund in the valuation of assets. Value Fund is not assuming any of the liabilities of Officers Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Value Fund to Officers Fund will be the same as the value of the assets received by Value Fund. For example, if, on the Valuation Date, Officers Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Value Fund would be $100,000. If the net asset value per Class A share of Value Fund were $10 per share at the close of business on the Valuation Date, the number of Class A shares to be issued would be 10,000 ($100,000 / $10). These 10,000 Class A shares of Value Fund would be distributed to the former shareholders of Officers Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

In conjunction with the Closing Date, Officers Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A shares of Value Fund received by Officers Fund at the closing, in liquidation of the outstanding shares of Officers Fund, and the outstanding shares of Officers Fund will be canceled. To assist Officers Fund in this distribution, Value Fund will, in accordance with a shareholder list supplied by Officers Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Value Fund to each shareholder of Officers Fund. Certificates for Class A shares of Value Fund will be issued upon written request of a former shareholder of Officers Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Value Fund and only of shares represented by certificates are delivered for cancellation. Former shareholders of Officers Fund who wish certificates representing their shares of Value Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Officers Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Value Fund.

Under the Reorganization Agreement, within one year after the Closing Date, Officers Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Value Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Officers Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Officers Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Officers Fund will complete its liquidation.

Under the Reorganization Agreement, either Officers Fund or Value Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization is not consummated for any reason, the Board will consider and may submit to the shareholders of Officers Fund other alternatives.


                            ADDITIONAL INFORMATION

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling without restatement. Further financial information as to Officers Fund is contained in its current Prospectus, which is available without charge from OppenheimerFunds Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein by reference, and in its Annual Report as of October 31, 1997, which are included in its Statement of Additional Information. Financial information for Value Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and in its Annual Report as of October 31, 1997, which are included in its Statement of Additional Information.

Public Information

Additional information about Officers Fund and Value Fund is available, as applicable, in the following documents: (i) Value Fund's Prospectus dated February 27, 1998 accompanying this Proxy Statement and incorporated herein;
(ii) Officers Fund's Prospectus dated January 26, 1998, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217; (iii) Value Fund's Annual Report as of October 31, 1997, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above; and (iv) Officers Fund's Annual Report as of October 31, 1997, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above. The documents set forth in (ii), (iii) and (iv) above are included in the Additional Statement and the Additional Statement is incorporated herein by reference. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement which incorporates by reference the Value Fund Additional Statement, the Officers Fund's Prospectus and the Officers Fund's Additional
Statement: the organization and operation of Value Fund and Officers Fund; more information on investment policies, practices and risks; information about the Trust and Value Fund's respective Boards and their responsibilities; a further description of the services provided by Value Fund's and Officers Fund's investment adviser, sub-adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, Class B and Class C shares of Value Fund and Officers Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

Value Fund and the Trust, on behalf of Officers Fund, are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Officers Fund and Value Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                                OTHER BUSINESS

Management of Officers Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees


Andrew J. Donohue, Secretary

April 6, 1998                                                              229

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION





      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of February 18, 1998 by and between Oppenheimer Quest For Value Funds (the
"Trust"), on behalf of its series, Oppenheimer Quest Officers Value Fund ("Officers Fund"), a Massachusetts business trust, and Oppenheimer Quest Value Fund, Inc. ("Value Fund"), a Maryland Corporation.

                             W I T N E S S E T H:

      WHEREAS, the parties are each open-end investment companies of the management type;
and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Officers Fund through the acquisition by Value Fund of substantially all of the assets of Officers Fund in exchange for the voting shares of beneficial interest ("shares") of Class A of Value Fund and the assumption by Value Fund of certain liabilities of Officers Fund, which Class A shares of Value Fund are to be distributed by Officers Fund pro rata to its shareholders in complete liquidation of Officers Fund and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Value Fund of substantially all of the assets of Officers Fund in exchange for Class A shares of Value Fund and the assumption by Value Fund of certain liabilities of Officers Fund, followed by the distribution of such Class A shares of Value Fund shares to the shareholders of Officers Fund in exchange for their shares of Officers Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

            The share transfer books of Officers Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Officers Fund; redemption requests received by Officers Fund after that date shall be treated as requests for the redemption of the shares of Value Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

      2. On the Closing Date (as hereinafter defined), all of the assets of Officers Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Officers Fund sufficient in its discretion for the payment of the expenses of Officers Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Value Fund, in exchange for and against delivery to Officers Fund on the Closing Date of a number of Class A shares of Value Fund, having an aggregate net asset value equal to the value of the assets of Officers Fund so transferred and delivered.

      3. The net asset value of Class A shares of Value Fund and the value of the assets of Officers Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A shares of Value Fund and the Class A shares of Officers Fund shall be done in the manner used by Value Fund and Officers Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Value Fund in such computation shall be applied to the valuation of the assets of Officers Fund to be transferred to Value Fund.

            Officers Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Officers Fund's shareholders all of Officers Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on June 12, 1998 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

            In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

      5. In conjunction with the Closing, Officers Fund shall distribute on a pro rata basis to the shareholders of Officers Fund on the Valuation Date the Class A shares of Value Fund received by Officers Fund on the Closing Date in exchange for the assets of Officers Fund in complete liquidation of Officers Fund; for the purpose of the distribution by Officers Fund of Class A shares of Value Fund to Officers Fund's shareholders, Value Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A shares of Value Fund on the books of Value Fund to each Class A shareholder of Officers Fund in accordance with a list (the "Shareholder List") of Officers Fund shareholders received from Officers Fund; and (b) confirm an appropriate number of Class A shares of Value Fund to each shareholder of Officers Fund; certificates for Class A shares of Value

Fund will be issued upon written request of a former shareholder of Officers Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Value Fund.

     The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Officers Fund, indicating his or her share balance. Officers Fund agrees to supply the Shareholder List to Value Fund not later than the Closing Date. Shareholders of Officers Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Value Fund which they received.

      6. Within one year after the Closing Date, Officers Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Value Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Officers Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Officers Fund outstanding on the Valuation Date.

     7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Value Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Officers Fund shall deliver to Value Fund two copies of a list setting forth the securities then owned by Officers Fund. Promptly after the Closing, Officers Fund shall provide Value Fund a list setting forth the respective federal income tax bases thereof.

      8. Portfolio securities or written evidence acceptable to Value Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Officers Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Officers Fund on the Closing Date to Value Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Value Fund for the account of Value Fund. Class A shares of Value Fund representing the number of Class A shares of Value Fund being delivered against the assets of Officers Fund, registered in the name of Officers Fund, shall be transferred to Officers Fund on the Closing Date. Such shares shall thereupon be assigned by Officers Fund to its shareholders so that the shares of Value Fund may be distributed as provided in
Section 5.

            If, at the Closing Date, Officers Fund is unable to make delivery under this Section 8 to Value Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Officers Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Officers Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Officers Fund will deliver to Value Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Value Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Value Fund.

      9. Value Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Officers Fund, but Officers Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Officers Fund. Officers Fund and Value Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Value Fund and Officers Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Officers Fund and Value Fund, respectively, in the amounts so incurred by each.

      10. The obligations of Value Fund hereunder shall be subject to the following conditions:

            A. The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the shareholders of Officers Fund shall have approved the Agreement and the transactions contemplated hereby, and Officers Fund shall have furnished to Value Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Officers Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

            B. Value Fund shall have received an opinion dated the Closing Date of counsel to Officers Fund, to the effect that (i) Officers Fund is a series of the Trust which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Officers Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Officers Fund.

            C. The representations and warranties of Officers Fund contained herein shall be true and correct at and as of the Closing Date, and Value Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of the Trust, dated the Closing Date, to that effect.

            D. On the Closing Date, Officers Fund shall have furnished to Value Fund a certificate of the Treasurer or Assistant Treasurer of the Trust as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Officers Fund as of the Closing Date.

            E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Officers Fund at the close of business on the Valuation Date.

            F. A Registration Statement on Form N-14 filed by Value Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 1, 1998.

            G. On the Closing Date, Value Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Value Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Officers Fund arising out of litigation brought against Officers Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Officers Fund delivered to Value Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

            H. Value Fund shall have received an opinion, dated the Closing Date, of Price Waterhouse LLP, to the same effect as the opinion contemplated by Section
11.E. of the Agreement.

            I. Value Fund shall have received at the Closing all of the assets of Officers Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

      11. The obligations of Officers Fund hereunder shall be subject to the following conditions:

            A. The Board of Directors of Value Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Value Fund shall have furnished to Officers Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Value Fund.

            B. Officers Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Officers Fund, and Officers Fund shall have furnished Value Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Trust.

            C. Officers Fund shall have received an opinion dated the Closing Date of counsel to Value Fund, to the effect that (i) Value Fund is duly organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Maryland counsel may be relied upon for this opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Value Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Value Fund, and (iii) the shares of Value Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

            D. The representations and warranties of Value Fund contained herein shall be true and correct at and as of the Closing Date, and Officers Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer of Value Fund to that effect dated the Closing Date.

            E. Officers Fund shall have received an opinion of Price Waterhouse LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Officers Fund's representation that there is no plan or intention by any Officers Fund shareholder who owns 5% or more of Officers Fund's outstanding shares, and, to Officers Fund's best knowledge, there is no plan or intention on the part of the remaining Officers Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Value Fund shares received in the transaction that would reduce Officers Fund shareholders' ownership of Value Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Officers Fund shares as of the same date, and (ii) the representation by each of Officers Fund and Value Fund that, as of the Closing Date, Officers Fund and Value Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

                  1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

                  2. Officers Fund and Value Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

                  3. No gain or loss will be recognized by the shareholders of Officers Fund upon the distribution of Class A shares of beneficial interest in Value Fund to the shareholders of Officers Fund pursuant to Section 354 of the Code.

                  4. Under Section 361(a) of the Code no gain or loss will be recognized by Officers Fund by reason of the transfer of substantially all its assets in exchange for Class A shares of Value Fund.

                  5. Under Section 1032 of the Code no gain or loss will be recognized by Value Fund by reason of the transfer of substantially all of Officers Fund's assets in exchange for Class A shares of Value Fund and Value Fund's assumption of certain liabilities of Officers Fund.

                  6. The shareholders of Officers Fund will have the same tax basis and holding period for the Class A shares of beneficial interest in Value Fund that they receive as they had for Officers Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

                  7. The securities transferred by Officers Fund to Value Fund will have the same tax basis and holding period in the hands of Value Fund as they had for Officers Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

            F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Officers Fund at the close of business on the Valuation Date.

            G. A Registration Statement on Form N-14 filed by Value Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 1, 1998.

            H. On the Closing Date, Officers Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Officers Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Value Fund arising out of litigation brought against Value Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Value Fund delivered to Officers Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

            I. Officers Fund shall acknowledge receipt of the Class A shares of Value Fund.

      12. The Trust on behalf of Officers Fund hereby represents and warrants that:

            A. The financial statements of Officers Fund as at October 31, 1997 (audited) heretofore furnished to Value Fund, present fairly the financial position, results of operations, and changes in net assets of Officers Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Officers Fund, it being agreed that a decrease in the size of Officers Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

            B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Officers Fund's shareholders, Officers Fund has authority to transfer all of the assets of Officers Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

            C. The Prospectus, as amended and supplemented, contained in Officers Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post- Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            D. There is no material contingent liability of Officers Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Officers Fund, threatened against Officers Fund, not reflected in such Prospectus;

            E. Except for the Agreement, there are no material contracts outstanding to which Officers Fund is a party other than those ordinary in the conduct of its business;

            F. Officers Fund is a series of the Trust which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Officers Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

            G. All Federal and other tax returns and reports of Officers Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Officers Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Officers Fund ended October 31, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

            H. Officers Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Officers Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Officers Fund intends to meet such requirements with respect to its current taxable year.

      13. Value Fund hereby represents and warrants that:

            A. The financial statements of Value Fund as at October 31, 1997 (audited) heretofore furnished to Officers Fund, present fairly the financial position, results of operations, and changes in net assets of Value Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Value Fund, it being understood that a decrease in the size of Value Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

            B. The Prospectus, as amended and supplemented, contained in Value Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post- Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            C. Except for this Agreement, there is no material contingent liability of Value Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Value Fund, threatened against Value Fund, not reflected in such Prospectus;

            D. There are no material contracts outstanding to which Value Fund is a party other than those ordinary in the conduct of its business;

            E. Value  Fund is a Maryland  corporation  duly  organized,  validly existing and in good standing under the laws of the State of Maryland; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A shares of Value Fund which it issues to Officers Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Value Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Value Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

            F. All Federal and other tax returns and reports of Value Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Value Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Value Fund ended October 31, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

            G. Value Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Value Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Value Fund intends to meet such requirements with respect to its current taxable year;

            H. Value Fund has no plan or intention (i) to dispose of any of the assets transferred by Officers Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

            I. After consummation of the transactions contemplated by the Agreement, Value Fund intends to operate its business in a substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Value Fund hereby represents to and covenants with Officers Fund that, if the reorganization becomes effective, Value Fund will treat each shareholder of Officers Fund who received any of Value Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Value Fund received by such shareholder for the purpose of making additional investments in shares of Value Fund, regardless of the value of the shares of Value Fund received.

      15. Value Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Officers Fund covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable to the extent required, and, upon closing, to cause the cancellation of its outstanding shares.

      16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

      17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. Officers Fund understands that the obligations of Value Fund under the Agreement are not binding upon any Director or shareholder of Value Fund personally, but bind only Value Fund and Value Fund's property.

      20. Value Fund understands that the obligations of Officers Fund under the Agreement are not binding upon any Trustee or shareholder of Officers Fund personally, but bind only Officers Fund and Officers Fund's property. Value Fund represents that it has notice of the provisions of the

Declaration of Trust of Officers Fund disclaiming shareholder and Trustee liability for acts or obligations of Officers Fund.

      IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                       OPPENHEIMER QUEST VALUE FUND, INC.




                            By: /s/ Andrew J. Donohue
                                 Andrew Donohue
                                    Secretary



                        OPPENHEIMER QUEST FOR VALUE FUNDS
                              on behalf of
                      OPPENHEIMER QUEST OFFICERS VALUE FUND



                             By: /s/ Robert C. Doll
                                 Robert C. Doll
                                 Vice President






229proxy.3

                     Oppenheimer Quest Officers Value Fund

        Proxy For Special Shareholders Meeting To Be Held June 9, 1998

The undersigned shareholder of Oppenheimer Quest Officers Value Fund, a series of Oppenheimer Quest For Value Funds ("Officers Fund"), does hereby appoint George C. Bowen, Andrew J. Donohue, Robert Bishop and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Officers Fund to be held on June 9, 1998 at 6803 South Tucson Way, Englewood, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:
   To approve or disapprove an Agreement and Plan of Reorganization between Oppenheimer Quest For Value Funds, on behalf of Officers Fund, and Oppenheimer Quest Value Fund, Inc. ("Value Fund") and the transactions contemplated thereby, including the transfer of substantially all the assets of Officers Fund to Value Fund in exchange for Class A shares of Value Fund, the distribution of such Class A shares of Value Fund to the Class A shareholders of Officers Fund in complete liquidation of Officers Fund, and the cancellation of the outstanding shares of Officers Fund.

            FOR______               AGAINST______           ABSTAIN_______

                              Dated: _________________________________, 1998
                                     (Month)                     (Day)

                                     ---------------------------------
                                                Signature(s)

                                     ---------------------------------
                                                Signature(s)

Please read both sides of this ballot.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

229merge\229.bal


Oppenheimer Quest Value Fund, Inc.
Prospectus dated February 27, 1998


      Oppenheimer Quest Value Fund, Inc. is a mutual fund that seeks capital appreciation. The Fund seeks its investment objective through investment in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. Equity securities in which the Fund may invest are common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. Please refer to "Investment Objective and Policies" for more information about the types of securities in which the Fund invests and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.


      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 27, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).
                                                         [OppenheimerFunds
logo]

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE
SECURITIES AND
EXCHANGE  COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.




Contents

      ABOUT THE FUND

      Expenses
      A Brief Overview of the Fund
      Financial Highlights
      Investment Objective and Policies
      Investment Risks
      Investment Techniques and Strategies
      How the Fund is Managed
      Performance of the Fund

      ABOUT YOUR ACCOUNT

      How to Buy Shares
      Class A Shares
      Class B Shares
      Class C Shares
      Class Y Shares
      Special Investor Services
      AccountLink
      Automatic Withdrawal and Exchange Plans
      Reinvestment Privilege
      Retirement Plans
      How to Sell Shares
      By Mail
      By Telephone
      How to Exchange Shares
      Shareholder Account Rules and Policies
      Dividends, Capital Gains and Taxes
      Appendix A: Special Sales Charge Arrangements for Shareholders of the Former Quest for Value Funds



                                         -2-


ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly.

Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended October 31, 1997.

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page ___ for an explanation of how and when these charges apply.

                             Class       Class              Class       Class
                             A Shares    B Shares           C Shares    Y
Shares

Maximum Sales Charge
 on Purchases
 (as a % of
  offering price)             5.75%       None              None        None
------------------------------------------------------------------------------

Maximum Deferred Sales
Charge (as a % of
 the lower of the
 original offering
 price or redemption
  proceeds)                   None(1)   5% in the first     1% if       None
                                        year, decling       redeemed
                                        to 1% in the        within 12
                                        sixth year          months of
                                        and eliminated      purchase(2)
                                        thereafter(2)
------------------------------------------------------------------------------

Maximum Sales Charge
on Reinvested
Dividends               None              None              None
None
------------------------------------------------------------------------------


Exchange Fee            None              None              None
None
------------------------------------------------------------------------------


Redemption Fee          None(3)           None(3)           None(3)
None

(1) If you invest $1 million or more ($500,000 or more for purchases by

          "Retirement  Plans," as defined in "Class A Contingent  Deferred
Sales
          Charge" on page ___) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months
          (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased  those shares.  See
"How
          to Buy Shares - Buying Class A Shares," below.

(2)       See "How to Buy Shares - Buying Class B Shares" and "How to Buy
Shares
          - Buying Class C Shares" below, for more information on the contingent deferred sales charges.

(3)       There is a $10 transaction  fee for redemptions  paid by Federal
Funds
          wire,  but  not  for   redemptions   paid  by  ACH  transfer
through
          AccountLink.

          o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses of operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

          Annual Fund Operating Expenses (as a Percentage of Average Net
          Assets)

                         Class       Class       Class       Class
                         A Shares    B Shares    C Shares    Y Shares


------------------------------------------------------------------------------


Management Fees          0.94%       0.94%       0.94%       0.94%


------------------------------------------------------------------------------

12b-1 Distribution

Plan Fees                0.50%       1.00%       1.00%       None

------------------------------------------------------------------------------


Other Expenses           0.16%       0.16%       0.16%       0.25%


------------------------------------------------------------------------------

Total Fund Operating
  Expenses               1.60%       2.10%       2.10%       1.19%


The numbers in the chart above are based upon the Fund's expenses in its last fiscal year ended October 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the 12b-1 Distribution Plan Fees are the service fees (the maximum fee is 0.25% of the average annual net assets of those classes) and the annual asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.
Class Y
shares were not publicly offered prior to December 16, 1996. Therefore, the
Annual Fund Operating Expenses shown for Class Y shares are based on the period from December 16, 1996 until October 31, 1997.

o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                   1 year      3 years     5 years     10 years*
                   ------      -------     -------     ---------


Class A Shares     $73         $105        $140        $237
Class B Share      $71         $ 96        $133        $219

Class C Share      $31         $ 66        $113        $243
Class Y Shares     $12         $ 38        $ 65        $144


 If you did not redeem your investment, it would incur the following expenses:

                   1 year      3 years     5 years     10 years*
                   ------      -------     -------     ---------


Class A Share      $73         $105        $140        $237
Class B Share      $21         $ 66        $113        $219
Class C Share      $21         $ 66        $113        $243
Class Y Shares     $12         $ 38        $ 65        $144



*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the higher asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

 These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


                                     -3-






A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found.
You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

 o What is the Fund's Investment Objective? The Fund seeks capital appreciation.


 o What Does the Fund Invest In? The Fund seeks its investment objective through investment in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The equity securities in which the Fund invests are common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. To provide liquidity, the Fund typically invests a part of its assets in various types of U.S. Government securities and money market instruments. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in such securities. These investments are more fully explained in "Investment Policies and Strategies," starting on page __.


o Who Manages the Fund? The Manager, OppenheimerFunds, Inc., supervises the Fund's investment program and handles its day-to-day business. The Manager (including subsidiaries) manages investment company portfolios having over
$75
billion in assets as of December 31,  1997.  The Manager is paid an advisory fee
by the Fund, based on its net assets.  The Fund's  sub-adviser is OpCap
Advisors
(the "Sub-Adviser"), which is paid a fee by the Manager, not the Fund. The Sub-Adviser provides day-to-day portfolio management of the Fund. The Fund's portfolio manager, Eileen Rominger, is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Directors, elected by shareholders, oversees the Manager, the
Sub-Adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __for more information about the Manager, the Sub-Adviser and their fees.

 o How Risky is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general stock and bond market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. Investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.


 While the Sub-Adviser tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective, and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion of the Fund's investment risks.

 o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through OppenheimerFunds Distributor, Inc. (the "Distributor") by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page __ for more details.

 o Will I Pay a Sales Charge to Buy Shares? The Fund has four classes of shares. Each class of shares has the same investment portfolio but has different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge which is higher on Class B and Class C shares. Class Y shares are offered at net asset value without sales charge only to certain institutional investors. Please review "How To Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page . The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

o How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.

Financial Highlights


The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information for each of the two years and the period ended October 31, 1997 has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the Fund's financial statements for the fiscal year ended October 31, 1997 is included in the Statement of Additional Information. The information provided in the table with respect to the fiscal years ended October 31, 1995, and prior thereto, was audited by other independent accountants.


FINANCIAL HIGHLIGHTS

                                     CLASS A

------------------------------------------------------------------
                             YEAR ENDED OCTOBER 31,
                                              1997        1996(3)     1995
    1994       1993       1992
=====================================================================
===========================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $17.30      $14.51
$12.59     $12.51      $11.71
$10.61
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       .11         .08
 .12(5)     .09(5)      .05(5)     .04(5)
Net realized and unrealized gain (loss)           4.07        3.79
2.71        .50        1.34       1.77
                                                ------      ------
------     ------       -----     ------
Total income (loss) from investment
operations                                        4.18        3.87
2.83        .59        1.39       1.81
----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.07)       (.10)
(.08)      (.04)       (.05)
(.07)
Distributions from net realized gain              (.92)       (.98)
(.83)      (.47)       (.54)      (.64)
                                                ------      ------
------     ------       -----     ------
Total dividends and distributions
to shareholders                                   (.99)      (1.08)
(.91)      (.51)       (.59)      (.71)
----------------------------------------------------------------------------------------------------------------





Net asset value, end of period                  $20.49      $17.30
$14.51     $12.59      $12.51
$11.71
                                                ======      ======
======     ======      ======
======

=====================================================================
===========================================
TOTAL RETURN, AT NET ASSET VALUE(6)              25.41%      28.39%
24.74%
5.01%      12.27%     18.45%

=====================================================================
===========================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $699,230    $412,246
$282,615   $238,085
$245,320   $142,939
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $560,582    $338,429
$257,240   $237,923
$205,074   $122,319
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                      0.74%       0.58%
0.90%      0.72%       0.40%
0.53%
Expenses                                          1.60%       1.71%
1.68%      1.71%       1.75%      1.75%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        19.7%       36.0%
36.0%      49.0%       27.0%
41.0%
Average brokerage commission rate(9)           $0.0573     $0.0559
--         --          --         --


1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

3. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. Per share data has been retroactively restated to reflect a 200% stock dividend as of July 1, 1991.

5. Based on average shares outstanding for the period.

                                                   CLASS B
----------------------------------------------
-----------------------------------------------------------
                             YEAR ENDED OCTOBER 31,
1991         1990(4)      1989(4)      1988(4)     1997        1996(3)
1995         1994
1993(2)
=====================================================================
=========================================

 $ 7.84        $9.85        $8.99        $7.94       $17.08      $14.37
$12.53       $12.51       $12.66
--------------------------------------------------------------------------------------------------------------

    .09(5)       .18(5)       .24(5).      .09(5)       .05         .05
   .05(5)       .02(5)      (.01)(5)
   2.84        (1.38)        1.09         1.38         3.97        3.71
  2.69          .50         (.14)
 ------        -----        -----        -----       ------      ------
------       ------       ------

   2.93        (1.20)        1.33         1.47         4.02        3.76
  2.74          .52         (.15)
--------------------------------------------------------------------------------------------------------------

   (.16)        (.26)        (.10)        (.05)        (.01)       (.07)
  (.07)        (.03)          --
     --         (.55)        (.37)        (.37)        (.92)       (.98)
  (.83)        (.47)          --
 ------        -----        -----        -----       ------      ------
------       ------       ------

   (.16)        (.81)        (.47)        (.42)        (.93)      (1.05)
  (.90)        (.50)          --
--------------------------------------------------------------------------------------------------------------
 $10.61        $7.84        $9.85        $8.99       $20.17      $17.08
$14.37       $12.53       $12.51
 ======        =====        =====        =====       ======      ======
======       ======
    ======

=====================================================================
=========================================
  37.94%      (13.43)%      15.68%       19.54%       24.71%      27.76%
 24.08%        4.43%
 (1.19)%

=====================================================================
=========================================

$79,914      $49,740      $77,205      $83,228     $298,348    $111,130
$38,557      $14,373
$2,015





--------------------------------------------------------------------------------------------------------------
     --           --           --           --     $200,752    $ 68,175
$25,393      $ 8,341       $1,136
--------------------------------------------------------------------------------------------------------------

   1.06%        1.71%        2.31%        0.94%        0.25%       0.06%
  0.36%        0.14%
(1.19)%(7)
   1.83%        1.82%        1.81%        2.21%        2.10%       2.26%
  2.21%        2.24%
2.27%(7)
--------------------------------------------------------------------------------------------------------------
   48.0%        51.0%        30.0%        15.0%        19.7%       36.0%
  36.0%        49.0%
27.0%
     --           --           --           --      $0.0573     $0.0559
    --           --           --

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

7. Annualized.

                                                  CLASS C
                              CLASS Y

----------------------------------------------------      -----------

                              PERIOD

                              ENDED
                                                  YEAR ENDED OCTOBER 31,

OCTOBER 31,
                                                  1997       1996(3)     1995
       1994       1993(2)     1997(1)
=====================================================================
==================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $17.07     $14.35
$12.52     $12.50     $12.66
   $16.50





------------------------------------------------------------------------------------------------------------------
-----
Income (loss) from investment operations:
Net investment income (loss)                          .05        .04
 .04(5)     .01(5)    (.01)(5)
 .10
Net realized and unrealized gain (loss)              3.98       3.71
2.70        .51       (.15)
3.95
                                                   ------     ------
------     ------     ------           ------
Total income (loss) from investment
operations                                           4.03       3.75
2.74        .52       (.16)            4.05
------------------------------------------------------------------------------------------------------------------
-----
Dividends and distributions to shareholders:
Dividends from net investment income                 (.01)      (.05)
(.08)      (.03)        --
--
Distributions from net realized gain                 (.92)      (.98)
(.83)      (.47)        --               --
                                                   ------     ------
------     ------     ------           ------
Total dividends and distributions
to shareholders                                      (.93)     (1.03)
(.91)      (.50)        --               --
------------------------------------------------------------------------------------------------------------------
-----
Net asset value, end of period                     $20.17     $17.07
$14.35     $12.52     $12.50
$20.55
                                                   ======     ======
======     ======     ======
======

=====================================================================
==================================================
TOTAL RETURN, AT NET ASSET VALUE(6)                 24.79%     27.73%
24.10%
4.45%     (1.26)%          24.55%

=====================================================================
==================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $82,098    $29,256
$10,140     $3,581       $221
       $3,086
------------------------------------------------------------------------------------------------------------------
-----
Average net assets (in thousands)                 $55,969    $18,099     $
6,711     $1,725       $169
    $1,372
------------------------------------------------------------------------------------------------------------------
-----
Ratios to average net assets:
Net investment income (loss)                         0.25%      0.06%
0.31%      0.09%
(0.90)%(7)        1.20%(7)





Expenses                                             2.10%      2.20%
2.26%      2.28%      2.27%(7)
1.19%(7)
------------------------------------------------------------------------------------------------------------------
-----
Portfolio turnover rate(8)                           19.7%      36.0%
36.0%      49.0%      27.0%
  19.7%
Average brokerage commission rate(9)              $0.0573    $0.0559
--         --         --
$0.0573

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $387,455,107 and $129,795,392, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

Investment Objective and Policies

Objective.  The Fund seeks capital appreciation.


Investment Policies and Strategies. The Fund seeks its investment objective through investment in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows.

 Under normal market conditions, the Fund will invest at least 75% of its total assets in equity securities. The equity securities in which the Fund invests are common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such U.S. Government securities and money market instruments.

 o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information states that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

 Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding  voting  shares  (and this term is  explained  in the  Statement  of
Additional Information). The Fund's Board of Directors (the "Board of Directors") may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

o Foreign Securities. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. The Fund may buy securities in any country, including emerging market countries. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

 o Investment in Convertible Securities. The Fund invests in convertible fixed-income securities to seek its investment objective. Such convertible securities are bonds, debentures or notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. The Fund considers convertible securities to be "equity equivalents" because of the conversion feature, and the security's rating has less impact on the investment decision than in the case of non-convertible securities.


 The Fund's investments may include securities rated lower than "Baa3" by Moody's Investors Service, Inc. ("Moody's") or "BBB-" by Standard & Poor's Corporation ("S&P")(commonly known as "junk bonds"), or having comparable ratings by another nationally recognized statistical rating organization, although it is the present intention of the Fund to invest no more than 5% of its total assets in securities rated lower than Baa3/BBB-. High yield, lower-grade securities often have speculative characteristics and special risks that make them riskier investments than investment grade securities. The Fund may invest in securities rated as low as "C" or "D". The Fund does not intend to invest in bonds that are in default. See Appendix A to the Statement of Additional Information for a more complete general description of Moody's and S&P ratings.

 o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover (excluding turnover of securities having a maturity of one year or less) is not expected to be more than 100% each year. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. The "Financial
Highlights" table above shows the Fund's portfolio turnover rate during past fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.

 Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Sub-Adviser tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

 o Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time.
Other factors can affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry. Not all of these factors can be predicted.

 The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.
Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.


 o Foreign Securities Have Special Risks. For example, foreign issuers may not be subject to the same accounting and disclosure requirements as U.S.
companies.
The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. The Fund may invest in emerging market countries; such countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

 o Risks of Fixed-Income Securities. In addition to credit risks, described below, debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rate rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due.
Generally,
higher-yielding lower-grade bonds are subject to credit risks to a greater extent than lower-yielding, investment grade bonds.


 o Special Risks of Hedging Instruments. The Fund may invest in certain hedging instruments, as described below. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

 Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in options trading and other hedging strategies as described in the Statement of Additional Information.

Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

 o Temporary Defensive Investments. In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in U.S. Government securities and money market instruments of the type identified on page __ under "Investment Policies and Strategies." At any time that the Fund invests for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.

 o Investing in Small, Unseasoned Companies. The Fund may invest up to 15% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. See "Investing in Small, Unseasoned Companies" in the Statement of Additional Information for a further discussion of the risks involved in such investments.

 o Hedging. The Fund may purchase and sell certain kinds of futures contracts, forward contracts, and options. These are all referred to as "hedging instruments". The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional

Information.

 The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments.


 o Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as Stock Index Futures), and
(2) foreign currencies (these are called Forward Contracts and are discussed below).

 o Put and Call Options. The Fund may buy and sell exchange-traded put and call options on broadly-based stock indices. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.


If the Fund sells (that is, writes) a call option, it must be "covered." That means the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised. For other types of written calls, a fund must own the security subject to the call while the call is outstanding. If the Fund writes a put, the put must be covered by segregated liquid assets.


 o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or in a closely-correlated currency.

 o Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933.


 The Fund may not invest more than 15% of its net assets in illiquid and restricted securities, including repurchase agreements that have a maturity of longer than seven days and certain over-the-counter options. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to "qualified institutional buyers". The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.


 o Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. After any loan, the value of the securities loaned is not expected to exceed 10% of the value of the total assets of the Fund. Other conditions to which loans are subject are described in the Statement of Additional Information. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

 o Repurchase Agreements. The Fund may enter into repurchase agreements primarily for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of Fund shares or settlement of purchases of portfolio investments. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements having a maturity beyond seven days are subject to the limitations on investment in illiquid and restricted securities, discussed above.


 o "When-Issued" and "Delayed Delivery" Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

 o Warrants and Rights. Warrants generally are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may not invest more than 5% of its total assets in warrants. That 5% excludes warrants the Fund has acquired in units or that are attached to other securities.

o Investment in Other Investment Companies. The Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

Other Investment Restrictions. The Fund has other investment restrictions that are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

o With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer.

o Purchase more than 10% of the voting securities of any one issuer (this restriction does not apply to U.S. Government securities).

o Purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class (this restriction does not apply to U.S. Government securities).

o Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest less than 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry) (this restriction does not apply to U.S. Government securities).

o Borrow money in excess of 33 1/3% of the value of the Fund's total assets (the Fund may, but has no present intention to, borrow for leveraging purposes). With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

 Unless this Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was incorporated in Maryland on August 6, 1979. The Fund is an open-end, diversified management investment company.

 The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and the Sub- Adviser. "Directors and Officers of the Fund" in the Statement of Additional Information names the Directors and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have such rights as are provided under Maryland law.

 The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. Only certain institutional investors may elect to purchase Class Y shares. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share entitles a shareholder to one vote on matters submitted to the shareholders to vote on with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information for more information on the voting of shares.

The Manager. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund's investment program and handles its day-to-day business.
The Manager carries out its duties, subject to the policies established by the

Board of Directors, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


 The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there can be no assurance of success.

The Sub-Adviser. The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. Prior to November 22, 1995, the Sub-Adviser was named Quest for Value Advisors and was the investment adviser to the Fund.
The  Sub-Adviser  is a majority  owned  subsidiary  of  Oppenheimer  Capital,
 a
registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser.


On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, a new sub-advisory agreement between the Sub-Adviser and the Manager, on terms identical to the prior sub-advisory agreement, became effective. The new sub-advisory agreement had been approved by shareholders of the Fund on June 2, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which

PIMCO Partners, G.P. is the sole general partner.

o Portfolio Manager. The Fund's portfolio manager, Eileen Rominger, is employed by the Sub- Adviser and is primarily responsible for the selection of the Fund's portfolio securities. Ms. Rominger, who is also a Managing Director of Oppenheimer Capital, has been portfolio manager of the Fund since 1988 and has been an analyst and portfolio manager at Oppenheimer Capital since 1981.

The  Sub-Adviser's  equity  investment policy is overseen by George Long, who is
the  Chairman,   Chief  Executive  Officer  and  Chief  Investment  Officer
for
Oppenheimer Capital. Mr. Long has been with Oppenheimer Capital since 1981.


o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the annual rates hereinafter set forth, which decline on additional assets as the Fund grows. Effective October 22, 1997, the annual management fee is as follows: 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, 0.85% of the next $3.2 billion of average annual net assets, 0.80% of the next $4 billion of average annual net assets; and 0.75% of average annual net assets over $8 billion. Prior to October 22, 1997, the annual management fee was 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, and 0.85% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year was 0.94% of average annual net assets for its Class A, Class B, Class C and Class Y shares.

The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees and legal and auditing costs; the Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.
   The Manager pays the Sub-Adviser an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995 (the "Base
Amount")
plus 30% of the investment advisory fee collected by the Manager based on the net assets of the Fund that exceed the Base Amount.

Information about the Fund's brokerage policies and practices is set forth in "Brokerage Policies of the Fund" in the Statement of Additional
Information.
That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which broker to use, the Manager and the Sub-Adviser are permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent and Shareholder Servicing Agent. The Fund's transfer agent and shareholder servicing agent is OppenheimerFunds Services, a division of the Manager. It also acts as the shareholder servicing agent for certain other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee and other accounts for which Unified Management Corporation is the dealer of record.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of
 a
hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash, or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your investment in the Fund has done over time and to compare it to other funds or, as we have done on pages and , a broad-based market index.

It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value", without considering the effect of the sales charge, and those returns would be lower if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended October 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


o Management's Discussion of Performance. During the fiscal year ended October 31, 1997, the Fund remained virtually fully invested in equity securities. The
Fund participated in the domestic stock market's strong performance and performed ahead of the average for its peer group for the year. Two of the Fund's substantial investments, both in the insurance industry, significantly contributed to the Fund's strong performance during the past fiscal year. During the fiscal year, the Fund maintained an above-average cash position resulting from profit taking on certain stocks, and was positioned to take advantage of attractive buying opportunities, seeking investments in quality undervalued stocks of issuers with potential for profitability, growth and stability; the Fund did not seek investment in specific industries or business sectors. Due to a perceived overvaluation of securities in the marketplace, however, the Fund mainly increased the size of existing holdings that it believed were positioned for long term capital appreciation. The Fund's portfolio holdings, allocations and strategies are subject to change.

o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund held until October 31, 1997. In the case of Class A shares, performance is measured for the past ten fiscal years, in the case of Class B and Class C shares, performance is measured from the inception of those classes on September 1, 1993 and in the case of Class Y shares, from inception of the class on December 16, 1996.

The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. The Fund's performance reflects the reinvestment of all dividends and capital gains distributions, and the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investment In:
Oppenheimer Quest Value Fund, Inc. (Class A) and the S & P 500 Index

                                    [Graph]

Average Annual Total Returns of Class A Shares of the Fund at 10/31/971
1 Year       5 Years     10 years


18.20%       17.42%      15.88%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investment In:
Oppenheimer Quest Value Fund, Inc. (Class B) and the S & P 500 Index

                                    [Graph]

Average Annual Total Returns of Class B Shares of the Fund at 10/31/972

1 Year             Life of Class
19.71%                 18.38%


Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investment In:
Oppenheimer Quest Value Fund, Inc. (Class C) and the S & P 500 Index

                                    [Graph]

Average Annual Total Returns of Class C Shares of the Fund at 10/31/973

1 Year             Life of Class
23.79%                18.66%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investment In:
Oppenheimer Quest Value Fund, Inc. (Class Y) and the S & P 500 Index

                                    [Graph]

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/974

Life of Class
 24.55%


Total returns and ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S & P 500 Index begins on 11/1/87 for
Class A
shares, 8/31/93 for Class B and Class C shares and 1/1/97 for Class Y shares. 1The inception date of the Fund (Class A shares) was 4/30/80. Class A returns are shown net of the applicable 5.75% maximum initial sales charge.
2Class B
shares of the Fund were first publicly offered on 9/1/93.  Returns are shown net
of the applicable 5% and 2% contingent deferred sales charges, respectively, for
the one year period and the life-of-class.  The ending account value for
Class B
shares  in the  graph is net of the  applicable  2%  contingent  deferred sales
charge.  3Class C shares of the Fund were first publicly offered on 9/1/93.
The
1-year  return is shown  net of the  applicable  1%  contingent  deferred sales
charge.  4Class Y shares of the Fund,  first publicly  offered on 12/16/96, are
currently   offered  at  net  asset  value  without  sales  charges  to certain
institutional   investors.   Past   performance  is  not  predictive  of
future
performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers an individual investor three different classes of shares, Class A, Class B and Class C. Only certain institutional investors may purchase a fourth class of shares, Class Y shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge on page
----).
If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares as described in "Buying Class B Shares" below.

 o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

 o Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We assumed you are an individual investor, and therefore ineligible to purchase Class Y shares. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the higher annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different.
The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge, over time, using our assumptions, will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


 o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term.
Class C
shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

 However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

 And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, from a single investor.

 o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

 Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore, you should analyze your options carefully.

 o Are There Differences in Account Features That Matter to You? Because some account features may not be available for Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable ( because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, or higher expenses, such as the asset-based sales charges to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

 o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

 o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink. o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

 There is no minimum investment requirement if you are buying shares by reinvesting dividends or distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

o How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service.
The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

o Buying Shares Through Your Dealer. Your dealer will place your order with the
Distributor on your behalf.

o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.


Payment by Federal Funds Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.


 o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

 Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

 o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.


o At What Price Are Shares Sold?  Shares are sold at the public  offering price
based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in
Denver,
Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to shareholders of one of the Former Quest for Value Funds (as defined in that Appendix), including the Fund.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current initial sales charge rates and commissions paid to dealers and brokers are as follows:

------------------------------------------------------------------------------

                                 Front-End Sales Charge         Commission
                                   As a Percentage of           as Percentage
                                 Offering         Amount        of Offering
Amount of Purchase               Price            Invested      Price
------------------------------------------------------------------------------

Less than $25,000                5.75%            6.10%         4.75%

$25,000 or more but
less than $50,000                5.50%            5.82%         4.75%

$50,000 or more but
less than $100,000               4.75%            4.99%         4.00%

$100,000 or more but
less than $250,000               3.75%            3.90%         3.00%

$250,000 or more but
less than $500,000               2.50%            2.56%         2.00%

$500,000 or more but
less than $1 million             2.00%            2.04%         1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o Purchases by a retirement plan qualified under Section 401(a) of the Internal Revenue Code if the retirement plan has total plan assets of
$500,000
or more.

      o Purchases aggregating $1 million or more.

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that:
(1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million and calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

If you redeem any of those shares purchased prior to May 1, 1997 within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset

Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy
Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count
Class A
and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      Waivers of Initial  and  Contingent  Deferred  Sales  Charges  for
Certain

Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares);


      o (1) investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as agent to accept those purchase orders;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

      o any unit investment trust that has entered into an appropriate agreement with the Distributor;


      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

      Waivers  of  Initial  and  Contingent  Deferred  Sales  Charges in
Certain
Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any
Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);


      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiaries) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for its services in connection with the distribution of shares and the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions and (2) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below. Class B shares held for a period greater than 6 years automatically convert to Class A shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                         Contingent Deferred Sales Charge
Beginning of Month In Which         on Redemptions in that Year
Purchase Order was Accepted         (As % of Amount Subject to Charge)

0 - 1                               5.0%
1 - 2                               4.0%
2 - 3                               3.0%
3 - 4                               3.0%
4 - 5                               2.0%
5 - 6                               1.0%
6 and following                     None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     o Automatic Conversion of Class B Shares. 72 months after you purchase
Class B shares, those shares will automatically convert to Class A shares.
This
conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service
Plan,
described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period.

      o Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing
Class B
and Class C shares and servicing accounts. Under the Plans, the Fund pays the
Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.


      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Distribution and Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.
Including the advance of the service fee the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.
The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.
Including the advances of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. At October 31, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $7,193,352 (equal to 2.41% of the
Fund's net assets represented by Class B shares on that date). At October 31, 1997, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of
$740,978
(equal to 0.90 % of the Fund's net assets represented by Class C shares on that date).

      If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B and Class C shares, as appropriate, before the Plan was terminated.

      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.

      Waivers  for  Redemptions  in  Certain  Cases.  The  Class  B and
Class C
contingent deferred sales charges will be waived for redemptions of shares in the following cases:


      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o returns of excess contributions to Retirement Plans;

      o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue
Code,
provided the distributions do not exceed 10% of the account value annually, measured from the date of the Transfer Agent receives the request;

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) Plans:
(1)
for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;(5) for separation from service; or (6) for loans to participants.

      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o shares issued in plans of reorganization to which the Fund is a party; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

Buying Class Y Shares. Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans, that have special agreements with the Distributor for this purpose. These include Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, which may purchase Class Y shares of the Fund and other Oppenheimer funds for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to invest in Class Y shares directly.

      While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers' accounts may impose charges on those accounts. The procedures for purchasing, redeeming, exchanging, or transferring the Fund's other classes of shares, and the special account features that apply to those shares described elsewhere in this Prospectus (other than provisions as to the timing of the Fund's receipt of purchase, redemption and exchange orders) in general do not apply to Class Y shares.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing  Shares. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

      o  403(b)(7)   Custodial  Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

      o Pension and Profit-Sharing Plans for self-employed persons and other employers

      o 401(k) prototype retirement plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525- 7048, for assistance.

     o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of
Additional Information.

      o Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o The redemption check is not payable to all shareholders listed on the account statement
      o The redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name
      o Shares are redeemed by someone other than the owners (such as an Executor)

     o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

      o Your name
      o The Fund's name
      o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment
      instructions o Any share certificates for the shares you are selling o
The
      signatures of all registered owners exactly as the account is registered, and o Any special requirements or documents requested by the Transfer
      Agent to
assure proper authorization of the person asking to sell shares.

Use the following address for       Send courier or Express Mail
request by mail:                    requests to:
OppenheimerFunds Services           OppenheimerFunds Services
P.O. Box 5270                       10200 E. Girard Avenue, Building D

Denver, Colorado 80217              Denver, Colorado 80231


Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.


      o To redeem shares through a service representative, call
1-800-852-8457 o
      To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account.
The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

      o Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account.
The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      o You must meet the minimum purchase requirements for the fund you purchase by exchange
      o Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o  Written  Exchange  Requests.   Submit  an  OppenheimerFunds  Exchange
Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:


      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about the taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

      The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies


      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange that day, which is normally 4:00
P.M.,
but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.


      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

     o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class Y shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire, certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525- 7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

     Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class Y shares from net investment income on an annual basis and normally pays those dividends to shareholders following the end of its fiscal year (which is October 31). Dividends paid on Class A and Class Y shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long- term capital gains distributions in additional shares of the
Fund.

      o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

      o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "Buying a Dividend". If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

      o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                  APPENDIX A

            Special Sales Charge Arrangements for Shareholders of
                       the Former Quest for Value Funds


     The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and
(ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds."

Class A Sales Charges

o  Reduced  Class A  Initial  Sales  Charge  Rates for  Certain  Former  Quest
Shareholders

o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                              Front-End         Front-End
                              Sales       Sales       Commission
                              Charge      Charge      as
                              as a        as a        Percentage
Number of                     Percentage  Percentage  of
Eligible Employees            of Offering of Amount   Offering
or Members                    Price       Invested    Price

------------------------------------------------------------------------------

9 or fewer                    2.50%       2.56%       2.00%
------------------------------------------------------------------------------

At least 10 but not
 more than 49                 2.00%       2.04%             1.60%



      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ and of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.


      o Shareholders of the Fund that have continually owned shares of the Fund prior to November 1, 1988.


o Waiver of Class A Contingent  Deferred Sales Charge in Certain  Transactions


The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

o  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995:
(1)
distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                          APPENDIX TO PROSPECTUS OF
                      OPPENHEIMER QUEST VALUE FUND, INC.

     Graphic  material  included in Prospectus of Oppenheimer  Quest Value
Fund,
Inc.: "Comparison of Total Return of Oppenheimer Quest Value Fund, Inc. with the
S&P 500 Index -Change in Value of $10,000  Hypothetical  Investments in Class
A,
Class B and Class C Shares of Oppenheimer Quest Value Fund, Inc. and the S&P
500
Index"

      Linear graphs will be included in the Prospectus of Oppenheimer Quest Value Fund, Inc. (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the performance of the Fund for the ten fiscal years ended 10/31/97, in the case of the Fund's Class B and Class C shares will cover the period from the inception of those classes on 9/1/93 through 10/31/97 and in the case of the Fund's Class Y shares will cover the period from the inception of the class on 12/16/96 through 10/31/97. The graph will compare such values with hypothetical $10,000 investments over the time periods indicated below in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

Fiscal Year        Oppenheimer                   S&P 500
Ended              Quest Value Fund, Inc. A      Index(1)


10/31/87           $ 9,425                       $10,000
10/31/88           $11,267                       $11,476
10/31/89           $13,033                       $14,501
10/31/90           $11,284                       $13,416
10/31/91           $15,564                       $17,899
10/31/92           $18,436                       $19,680
10/31/93           $20,697                       $22,680
10/31/94           $21,736                       $23,486
10/31/95           $27,113                       $29,689
10/31/96           $34,813                       $36,838
10/31/97           $43,659                       $48,663


Fiscal Year        Oppenheimer                   S&P
(Period) Ended     Quest Value Fund, Inc. B      500 Index(2)

09/01/93           $10,000                       $10,000
10/31/93           $ 9,882                       $10,128
10/31/94           $10,319                       $10,519
10/31/95           $12,805                       $13,297
10/31/96           $16,359                       $16,499
10/31/97           $20,203                       $21,796

Fiscal Year        Oppenheimer                   S & P
(Period) Ended     Quest Value Fund, Inc. C      500 Index(2)


09/01/93           $10,000                       $10,000
10/31/93           $ 9,874                       $10,128
10/31/94           $10,313                       $10,519
10/31/95           $12,798                       $13,297
10/31/96           $16,347                       $16,499
10/31/97           $20,400                       $21,796



Fiscal Year        Oppenheimer                   S&P
(Period) Ended     Quest Value Fund, Inc. Y      500 Index(3)


12/16/96           $10,000                       $10,000
10/31/97           $12,455                       $12,531



(1) Performance information for the S & P 500 Index begins on 11/1/87 for Class A shares.

(2) Performance information for the S & P 500 Index begins on 8/31/93 for Class
B   and Class C shares.
(3) Performance information for the S & P 500 Index begins on 1/1/97 for Class Y shares.

Oppenheimer Quest Value Fund, Inc.
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OppenheimerFunds Internet WebSite:
http://www.oppenheimerfunds.com


Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Accountants
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state. PRO225.001.0298 Printed on recycled paper prosp\225PSP.#6



                      OPPENHEIMER QUEST VALUE FUND, INC.
               Two World Trade Center, New York, New York 10048
                                1-800-525-7048

                                    PART B

                     STATEMENT OF ADDITIONAL INFORMATION
                                April 6, 1998

                     -----------------------------------

      This Statement of Additional Information of Oppenheimer Quest Value Fund, Inc. (the
"Registrant") consists of this cover page and the following documents:

1.    Statement of Additional Information of Oppenheimer Quest Value Fund,
      Inc. dated
      February 27, 1998: incorporated herein by reference to the Registration Statement on
      Form N-14 of Registrant (Reg. No.: 333-47435) filed March 6, 1998.

2. Prospectus of Oppenheimer Quest Officers Value Fund dated January 26, 1998: incorporated herein by reference to the Registration Statement on Form N-14 of Registrant (Reg. No.: 333-47435) filed March 6, 1998.

3. Statement of Additional Information of Oppenheimer Quest Officers Value Fund dated January 26, 1998: incorporated herein by reference to the Registration Statement on Form N-14 of Registrant (Reg. No.: 333-47435) filed March 6, 1998.

4. Annual Report of Oppenheimer Quest Value Fund, Inc. as of October 31, 1997: incorporated herein by reference to the Registration Statement on Form N-14 of Registrant (Reg. No.: 333-47435) filed March 6, 1998.

5. Annual Report of Oppenheimer Quest Officers Value Fund as of October 31, 1997: incorporated herein by reference to the Registration Statement on Form N-14 of Registrant (Reg. No.: 333-47435) filed March 6, 1998.

      This Statement of Additional Information is not a Prospectus. This Statement of Additional
Information should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to OppenheimerFunds Services ("OFS"), P.O. Box 5270, Denver,
Colorado 80217, or by calling OFS at the toll-free number shown above.


MERGE\225#2.ptb